As filed with the Securities and Exchange Commission on February 26, 2014

Registration No. 333-194077

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ARAMARK Holdings Corporation

ARAMARK Corporation

(Exact name of registrant as specified in its charter)

Delaware	5812	20-8236097
Delaware	5812	95-2051630
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

ARAMARK Tower

1101 Market Street

Philadelphia, Pennsylvania 19107

(215) 238-3000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stephen R. Reynolds, Esq.

Executive Vice President, General Counsel and Secretary

ARAMARK Tower

1101 Market Street

Philadelphia, Pennsylvania 19107

(215) 238-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Joseph H. Kaufman, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954 (212) 455-2000

Approximate date of commencement of proposed offer: As soon as practicable after this Registration Statement is declared effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐		Accelerated filer	☐
Non-accelerated filer ☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Note	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
5.75% Senior Notes due 2020	(1)	(1)	(1)	(1)
Guarantees of 5.75% Senior Notes due 2020(2)	(1)(3)	(1)(3)	(1)(3)	(1)(3)

(1)	An indeterminate amount of securities are being registered hereby to be offered solely for market-making purposes by specified affiliates of the registrants. Pursuant to Rule 457(q) under the Securities Act of 1933, as amended, no filing fee is required.
(2)	See inside facing page for additional registrant guarantors.
(3)	Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Table of Registrant Guarantors

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
1st & Fresh, LLC	Delaware	26-3147608	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Addison Concessions, Inc.	Delaware	23-3068280	1101 Market Street, Philadelphia, PA 19107	215-238-3000

American Snack & Beverage, LLC	Florida	65-0099517	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK American Food Services, LLC	Ohio	34-4197320	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Asia Management, LLC	Delaware	20-1697406	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Aviation Services Limited Partnership	Delaware	36-3940986	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Business & Industry, LLC	Delaware	26-3147457	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Business Center, LLC	Delaware	46-3549461	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Business Dining Services of Texas, LLC	Texas	23-2573583	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Business Facilities, LLC	Delaware	26-3674871	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Campus, LLC	Delaware	23-3102688	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Capital Asset Services, LLC	Wisconsin	39-1551693	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Cleanroom Services (Puerto Rico), Inc.	Delaware	20-2644041	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Cleanroom Services, LLC	Delaware	23-2062167	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Confection, LLC	Delaware	36-2392940	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Construction and Energy Services, LLC	Delaware	27-3359653	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Construction Services, Inc.	Delaware	27-4284479	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Consumer Discount Company	Pennsylvania	23-2704523	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Correctional Services, LLC	Delaware	23-2778485	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK CTS, LLC	Delaware	36-4503103	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK Distribution Services, Inc.	Illinois	36-1164580	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Educational Group, LLC	Delaware	23-2573586	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Educational Services of Texas, LLC	Texas	23-1717332	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Educational Services of Vermont, Inc.	Vermont	23-2263511	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Educational Services, LLC	Delaware	23-1354443	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Engineering Associates, LLC	Delaware	36-4358960	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Entertainment, LLC	Delaware	11-2145117	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Executive Management Services USA, Inc.	Delaware	23-3029011	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facilities Management, LLC	Delaware	23-2636400	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facility Management Corporation of Iowa	Iowa	13-3444248	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facility Services, LLC	Delaware	20-8482211	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Business Services, LLC	Delaware	85-0485361	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Campus Services, LLC	Delaware	85-0485370	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Correctional Services, LLC	Delaware	85-0485374	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Healthcare Support Services, LLC	Delaware	85-0485377	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Kansas, Inc.	Kansas	04-3719118	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Refreshment Services, LLC	Delaware	85-0485381	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC School Support Services, LLC	Delaware	85-0485386	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Services, LLC	Delaware	16-1653189	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Sports and Entertainment Services, LLC	Delaware	85-0485389	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK FHC, LLC	Delaware	02-0652458	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food and Support Services Group, Inc.	Delaware	23-2573585	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food Service Corporation of Kansas	Kansas	13-3703705	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food Service of Texas, LLC	Texas	74-1310443	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food Service, LLC	Delaware	23-0404985	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FSM, LLC	Delaware	37-1462108	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Support Services of Texas, Inc.	Texas	23-2575102	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware	23-2654936	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Support Services, LLC	Delaware	23-1530221	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Technologies, LLC	Delaware	33-0694408	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK India Holdings LLC	Delaware	20-5396223	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Industrial Services, LLC	Delaware	38-2712298	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Japan, Inc.	Delaware	37-1437224	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Kitty Hawk, Inc.	Idaho	23-2167428	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Management, LLC	Delaware	26-1597527	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Marketing Services Group, Inc.	Delaware	23-1630859	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Management Services Limited Partnership	Delaware	36-3797749	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK North Carolina Technical Services, LLC	Delaware	26-0771431	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Organizational Services, Inc.	Delaware	23-3029013	1101 Market Street, Philadelphia, PA 19107	215-238-3000
ARAMARK Processing, LLC	Delaware	26-2621089	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK Qatar, LLC	Delaware	26-0727676	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Rail Services, LLC	Delaware	26-3519724	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK RAV, LLC	Delaware	38-3655870	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK RBI, INC.	Delaware	23-2732825	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Refreshment Services of Tampa, LLC	Delaware	26-2829924	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Refreshment Services, LLC	Delaware	23-1673482	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Schools Facilities, LLC	Delaware	26-3674561	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Schools, LLC	Delaware	23-3102689	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK SCM, Inc.	Delaware	04-3652050	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Senior Living Services, LLC	Delaware	20-0648583	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Senior Notes Company	Delaware	23-2693518	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of HI, Inc.	Hawaii	23-2983665	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of IL, Inc.	Illinois	23-2983669	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of MI, Inc.	Michigan	23-2983689	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of NJ, Inc.	New Jersey	23-2983702	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of OH, Inc.	Ohio	23-2983707	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of SC, Inc.	South Carolina	23-2983715	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of WI, Inc.	Wisconsin	23-2983725	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services of Kansas, Inc.	Kansas	23-2525399	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services of Puerto Rico, Inc.	Delaware	66-0231810	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK SM Management Services, Inc.	Delaware	36-3744854	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK SMMS LLC	Delaware	23-3099982	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK SMMS Real Estate LLC	Delaware	23-3099984	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports and Entertainment Group, LLC	Delaware	23-2573588	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports and Entertainment Services of Texas, LLC	Texas	23-2573584	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports and Entertainment Services, LLC	Delaware	23-1664232	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports Facilities, LLC	Delaware	20-3808955	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports, LLC	Delaware	23-3102690	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Summer Games 1996, LLC	Delaware	23-2820402	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Technical Services North Carolina, Inc.	North Carolina	56-0893678	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Togwotee, LLC	Delaware	26-2259208	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK U.S. Offshore Services, LLC	Delaware	23-3020180	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Uniform & Career Apparel Group, Inc.	Delaware	23-2816365	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform & Career Apparel, LLC	Delaware	95-3082883	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Manufacturing Company	Delaware	23-2449947	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Baltimore) LLC	Delaware	20-4488478	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Carmelo) LLC	Delaware	None	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Matchpoint) LLC	Delaware	20-5396299	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Midwest) LLC	Delaware	20-4799404	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Rochester) LLC	Delaware	75-3102371	115 North First Street, Burbank, CA 91502	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

ARAMARK Uniform Services (Santa Ana) LLC	Delaware	20-0989729	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Syracuse) LLC	Delaware	61-1437731	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Texas) LLC	Delaware	20-4488401	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (West Adams) LLC	Delaware	20-2038791	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Venue Services, Inc.	Delaware	23-2986471	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK WTC, LLC	Delaware	45-5145553	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK/HMS, LLC	Delaware	51-0363060	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Brand Coffee Service, Inc.	Texas	74-1875393	1101 Market Street, Philadelphia, PA 19107	215-238-3000

COHR Holdings, Inc.	Delaware	20-4226554	1101 Market Street, Philadelphia, PA 19107	215-238-3000

COHR Inc.	Delaware	95-4752572	1101 Market Street, Philadelphia, PA 19107	215-238-3000

D.G. Maren II, Inc.	Delaware	23-2921096	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Delsac VIII, Inc.	Delaware	23-2449950	115 North First Street, Burbank, CA 91502	215-238-3000

Filterfresh Coffee Service, Inc.	Delaware	14-1676557	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Filterfresh Franchise Group, LLC	Delaware	04-3527632	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Fine Host Holdings, LLC	Delaware	42-1567694	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Genesis Technology Partners, LLC	Nebraska	47-0814621	1101 Market Street, Philadelphia, PA 19107	215-238-3000

GTP Acquisition Co.	Delaware	20-0414323	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Associates, LLC	Delaware	11-2516961	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Center of Glen Cove, Inc.	New York	11-2385640	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Center of Lake Bluff, Inc.	Illinois	36-2679415	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

Harrison Conference Services of Massachusetts, LLC	Massachusetts	04-2528586	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of North Carolina, LLC	North Carolina	11-3092159	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of Princeton, Inc.	New Jersey	11-2730949	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of Wellesley, LLC	Massachusetts	04-2969190	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, Inc. of New Jersey	New Jersey	13-5589767	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, Inc. of Penn	Pennsylvania	13-6097356	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, LLC	Delaware	20-8482129	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Kowalski-Dickow Associates, LLC	Wisconsin	39-1453115	1101 Market Street, Philadelphia, PA 19107	215-238-3000

L&N Uniform Supply, LLC	California	95-2309531	115 North First Street, Burbank, CA 91502	215-238-3000

Lake Tahoe Cruises, LLC	California	94-2599810	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Landy Textile Rental Services, LLC	Delaware	20-8482253	115 North First Street, Burbank, CA 91502	215-238-3000

Lifeworks Restaurant Group, LLC	Delaware	27-2146749	1101 Market Street, Philadelphia, PA 19107	215-238-3000

MPBP Holdings, Inc.	Delaware	20-8146134	1101 Market Street, Philadelphia, PA 19107	215-238-3000

MyAssistant, Inc.	Pennsylvania	23-3050214	1101 Market Street, Philadelphia, PA 19107	215-238-3000

New ARAMARK LLC	Delaware	46-1787432	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Old Time Coffee Co.	California	77-0546919	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Overall Laundry Services, Inc.	Washington	91-1138829	115 North First Street Burbank, CA 91502	215-238-3000

Paradise Hornblower, LLC	California	94-3136374	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Potomac Coffee, LLC	Delaware	11-3720904	1101 Market Street, Philadelphia, PA 19107	215-238-3000

ReMedPar, Inc.	Delaware	52-2349972	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Restaura, Inc.	Michigan	38-1206635	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number

Shoreline Operating Company, Inc.	California	77-0484063	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Tahoe Rocket LP	California	94-3390484	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Travel Systems, LLC	Nevada	88-0119879	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Van Houtte USA Holdings Inc.	Delaware	33-1157779	1101 Market Street, Philadelphia, PA 19107	215-238-3000

EXPLANATORY NOTE:

This Amendment No. 1 to the Registration Statement on Form S-1 is being filed solely for the purpose of filing certain exhibits.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution

The registration rights agreement relating to the securities of the registrants being registered hereby provides that ARAMARK Corporation will bear all expenses in connection with such registration. These expenses include printer expenses and legal and accounting fees in an approximate aggregate amount of $240,000.

Item 14.	Indemnification of Directors and Officers.

(a) ARAMARK Corporation, ARAMARK Holdings Corporation, Addison Concessions, Inc., ARAMARK Cleanroom Services (Puerto Rico) Inc., ARAMARK Construction Services, Inc., ARAMARK Executive Management Services USA, Inc., ARAMARK Food and Support Services Group, Inc., ARAMARK Healthcare Support Services of the Virgin Islands, Inc., ARAMARK Japan, Inc., ARAMARK Marketing Services Group, Inc., ARAMARK Organizational Services, Inc., ARAMARK RBI, Inc., ARAMARK SCM, Inc., ARAMARK Senior Notes Company, ARAMARK Services of Puerto Rico, Inc., ARAMARK SM Management Services, Inc., ARAMARK Uniform & Career Apparel Group, Inc., ARAMARK Uniform Manufacturing Company, ARAMARK Venue Services, Inc., COHR Holdings, Inc., COHR Inc., Delsac VIII, Inc., D.G. Maren II, Inc., Filterfresh Coffee Service, Inc., GTP Acquisition Co., MPBP Holdings, Inc., ReMedPar, Inc. and Van Houtte USA Holdings Inc. are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

The amended and restated certificate of incorporation and bylaws of ARAMARK Corporation and the amended and restated certificate of incorporation and the amended and restated bylaws of ARAMARK Holdings Corporation provide that we must indemnify our directors and officers to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment). We will also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery to us of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under this section or otherwise.

The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of ARAMARK Corporation’s amended and restated certificate of incorporation and by-laws, and ARAMARK Holdings Corporation’s amended and restated certificate of incorporation, and amended and restated by-laws, agreement, vote of stockholders or directors or otherwise.

We maintain insurance to protect ourselves and our directors, officers and representatives against any such expense, liability or loss, whether or not we would have the power to indemnify him against such expense, liability or loss under the Delaware General Corporation Law.

(b) 1st & Fresh, LLC, ARAMARK Asia Management, LLC, ARAMARK Business & Industry, LLC, ARAMARK Business Center, LLC, ARAMARK Business Facilities, LLC, ARAMARK Campus, LLC, ARAMARK Cleanroom Services, LLC, ARAMARK Confection LLC, ARAMARK Construction and Energy Services, LLC, ARAMARK Correctional Services, LLC, ARAMARK CTS, LLC, ARAMARK Educational Group, LLC, ARAMARK Educational Services, LLC, ARAMARK Engineering Associates, LLC, ARAMARK Entertainment, LLC, ARAMARK Facilities Management, LLC, ARAMARK Facility Services, LLC, ARAMARK FHC Business Services, LLC, ARAMARK FHC Campus Services, LLC, ARAMARK FHC Correctional Services, LLC, ARAMARK FHC Healthcare Support Services, LLC, ARAMARK FHC Refreshment Services, LLC, ARAMARK FHC School Support Services, LLC, ARAMARK FHC Services, LLC, ARAMARK FHC Sports and Entertainment Services, LLC, ARAMARK FHC, LLC, ARAMARK Food Service LLC, ARAMARK FSM, LLC, ARAMARK Healthcare Support Services, LLC, ARAMARK Healthcare Technologies, LLC, ARAMARK/HMS, LLC, ARAMARK India Holdings LLC, ARAMARK Industrial Services, LLC, ARAMARK Management, LLC, ARAMARK North Carolina Technical Services, LLC, ARAMARK Processing, LLC, ARAMARK Qatar, LLC, ARAMARK Rail Services, LLC, ARAMARK RAV, LLC, ARAMARK Refreshment Services, LLC, ARAMARK Refreshment Services of Tampa, LLC, ARAMARK Schools Facilities, LLC, ARAMARK Schools, LLC, ARAMARK Senior Living Services, LLC, ARAMARK SMMS LLC, ARAMARK SMMS Real Estate LLC, ARAMARK Sports and Entertainment Group, LLC, ARAMARK Sports and Entertainment Services, LLC, ARAMARK Sports, LLC, ARAMARK Sports Facilities, LLC, ARAMARK Summer Games 1996, LLC, ARAMARK Togwotee, LLC, ARAMARK U.S. Offshore Services, LLC, ARAMARK Uniform & Career Apparel, LLC, ARAMARK Uniform Services (Baltimore) LLC, ARAMARK Uniform Services (Carmelo) LLC, ARAMARK Uniform Services (Matchpoint) LLC, ARAMARK Uniform Services (Midwest) LLC, ARAMARK Uniform Services (Texas) LLC, ARAMARK Uniform Services (Rochester) LLC, ARAMARK Uniform Services (Santa Ana) LLC, ARAMARK Uniform Services (Syracuse) LLC, ARAMARK Uniform Services (West Adams) LLC, ARAMARK WTC, LLC, Filterfresh Franchise Group, LLC, Fine Host Holdings, LLC, Harrison Conference Associates, LLC, Harry M. Stevens, LLC, Landy Textile Rental Services LLC, Lifeworks Restaurant Group, LLC, New ARAMARK, LLC and Potomac Coffee, LLC are each limited liability companies organized under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

In accordance with this provision the operating agreement of ARAMARK Engineering Associates LLC provides that subject to certain limitations and conditions each Person (“Indemnified Person”) who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (“Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, because the Indemnified Person was or is a Member or an officer of the Company or the Indemnified Person was or is the legal representative of or a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of a Member or of an officer of the Company, shall be indemnified by the Company against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable costs and expenses (including, without limitation, attorneys’ fees) actually incurred by such Indemnified Person in connection with such Proceeding, provided that the Indemnified Person acted in good faith and in a manner that the Indemnified Person reasonably believed to be in, or not opposed to, the best interest of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, that the Indemnified Person had reasonable cause to believe that his or her conduct was unlawful.

(c) ARAMARK Aviation Services Limited Partnership and ARAMARK Management Services Limited Partnership are each limited partnerships organized under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever. Section 15-110 of the Delaware Limited Partnership Act provides that a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The ARAMARK Management Services Agreement of Limited Partnership provides that to the fullest extent permitted by law, the partnership shall indemnify any person (the “Person”) who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, by reason of the fact that the Person is or was a general partner or a stockholder, director, officer or employee of a general partner, or is or was serving at the request of a general partner or the partnership as a stockholder, director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection with such action, suit or proceeding, unless such Person failed to act in good faith and in a manner that such Person actually believed to be in or not opposed to the best interests of the partnership. The indemnification shall continue as to any Person who has ceased to serve in any or all of the foregoing capacities and shall inure to the benefit of the heirs, executors and administrators of any deceased person. The right to this indemnification shall be deemed a contract right and shall include the right to be advanced currently the expenses incurred in connection with any such action, suit or proceeding.

If a claim under the previous paragraph is not paid in full by the partnership within 60 days after a written claim has been received by the partnership, except in the case of a claim for the advancement of expenses incurred in connection with any action, suit or proceeding in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the partnership to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the partnership to recover the advancement of expenses incurred in connection with any action, suit or proceeding, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such a claim. The right to indemnification and the advancement of expenses shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, act of the limited partners or otherwise.

The partnership may maintain insurance, at its expense, to protect any person against any expense, liability or loss, whether or not the partnership would have the power to indemnify such Person against such expense, liability or loss under the Delaware Act.

The partnership may, to the extent authorized from time to time by the managing general partner, grant rights to indemnification and the advancement of expenses to any employee or agent of the partnership or any affiliate lesser than or coextensive with the rights set forth above in this Section.

In no event may an indemnitee subject a limited partner to personal liability by reason of these indemnification provisions.

An indemnitee shall not be denied indemnification in whole or in part because the indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(d) Old Time Coffee Co. and Shoreline Operating Company, Inc. are incorporated under the laws of California.

Under Section 317 of the California General Corporation Law (“CGCL”), a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor), by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding, if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful.

Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the agent to repay that amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized under Section 317.

The articles of incorporation of Shoreline Operating Company, Inc. provides that the corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) for breach of duty to the corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits of such excess indemnification set forth in Section 204 of the Corporations Code.

(e) L&N Uniform Supply Co., LLC, Lake Tahoe Cruises, LLC, Paradise Hornblower, LLC and Tahoe Rocket LP are each limited liability companies organized under the laws of California.

Under Section 17153 of the California Limited Liability Company Act, except for a breach of duty, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity. A limited liability company shall have the power to purchase and maintain insurance on behalf of any manager, member, officer, employee or agent of the limited liability company against any liability asserted against on incurred by the person in that capacity or arising out of the person’s status as a manager, member, officer, employee or agent of the limited liability company.

The amended and restated operating agreement of Paradise Hornblower, LLC provides that the Company shall indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such Member is or was a Member, Manager, officer, employee or other agent of the Company or that, being or having been such a Member, Manager, officer, employee or agent, such Member is or was serving at the request of the Company as a manager, director, officer, employee or other agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an “agent”), to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit. The Managers shall be authorized, on behalf of the Company, to enter into indemnity agreements from time to time with any Person entitled to be indemnified by the Company hereunder, upon such terms and conditions as the Managers deem appropriate in their business judgment.

(f) American Snack & Beverage, LLC is a limited liability company organized under the laws of Florida.

Section 608.4229 of the Florida Limited Liability Company Act provides that a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding that provision, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608-426 are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

Section 607.0850 of the Florida Business Corporation Act provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Florida corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

(g) ARAMARK Services Management of HI, Inc. is incorporated under the laws of Hawaii.

Section 414-242 through 246 of the Hawaii Business Corporation Act provides that a corporation may indemnify an individual who is a party to a proceeding because the individual is a director against liability incurred in the proceeding if: the individual conducted the individual’s self in good faith and the individual reasonably believed: (i) in the case of conduct of official capacity, that the individual’s conduct was in the best interests of the corporation; and (ii) in all other cases, that the individual’s conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful. Notwithstanding the foregoing, a corporation may not indemnify a director (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director. Furthermore, a corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

(h) ARAMARK Kitty Hawk, Inc. is incorporated under the laws of Idaho.

Under Sections 30-1-851 and 30-1-852 of the Idaho Business Corporation Act, an Idaho corporation: (1) shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding; (2) may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if the officer or director conducted himself in good faith and reasonably believed, in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation, and in all cases, that his conduct was at least not opposed to the best interests of the corporation; and in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or he engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation, as authorized by section 30-1-202(2)(e), Idaho Code; and (3) may indemnify and advance expenses under this part to an officer of the corporation who is a party to a proceeding because he is an officer of the corporation to the same extent as a director; and if he is an officer but not a director, to such further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the board of directors, or contract except for liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding; or liability arising out of conduct that constitutes receipt by him of a financial benefit to which he is not entitled, an intentional infliction of harm on the corporation or the shareholders, or an intentional violation of criminal law.

(i) ARAMARK Distribution Services, Inc., ARAMARK Services Management of IL, Inc. and Harrison Conference Center of Lake Bluff, Inc. are each incorporated under the laws of Illinois.

Under Section 8.75 of the Illinois Business Corporation Act of 1983, as amended, (the “IBA”) a corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

A corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the IBA.

(j) ARAMARK Facility Management Corporation of Iowa is incorporated under the laws of Iowa.

Sections 851 and 856 of the Iowa Business Corporation Act (the “IBCA”) provides that a corporation has the power to indemnify its directors and officers against liabilities and expenses incurred by reason of such person serving in the capacity of director or officer, if such person has acted in good faith and in a manner reasonably believed by the individual to be in or not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe that his or her conduct was unlawful. The foregoing indemnity provisions notwithstanding, in the case of actions brought by or in the right of the corporation, no indemnification shall be made to such director or officer with respect to any matter as to which such individual has been adjudged to be liable to the corporation on the basis that the director received a financial benefit to which the director was now entitled, whether or not involving action in the director’s official capacity.

(k) ARAMARK FHC Kansas, Inc., ARAMARK Food Service Corporation of Kansas and ARAMARK Services of Kansas, Inc. are incorporated under the laws of Kansas.

Section 17-6305 of the Kansas General Corporation Law provides that a corporation may indemnify any person who was or is, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney fees, if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Section 17-6305 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 17-6305 also provides that to the extent that a present or former director, officer, employee or agent of a corporation has been successful in defense of any action, suit or proceeding referred to above, such person shall be indemnified against expenses actually and reasonably incurred in connection therewith, including attorney fees and that the indemnification and advancement of expenses provided by, or granted pursuant to Section 17-6305 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

(l) Harrison Conference Services of Massachusetts, LLC and Harrison Conference Services of Wellesley, LLC are each limited liability companies organized under the laws of Massachusetts.

Section 8 of the Massachusetts Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Such indemnification may include payment by the limited liability company of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under this section which undertaking may be accepted without reference to the financial ability of such person to make repayment. Any such indemnification may be provided although the person to be indemnified is no longer a member or manager.

No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the limited liability company.

The certificate of organization or a written operating agreement may eliminate or limit the personal liability of a member or manager for breach of any duty to the limited liability company or to another member or manager.

(m) ARAMARK Services Management of MI, Inc. and Restaura, Inc. are each incorporated under the laws of Michigan.

Section 450.1561 of Michigan’s Business Corporation Act provides that a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

(n) Genesis Technology Partners, LLC is a limited liability company organized under the laws of Nebraska.

Sections 21-110(f) and 21-137 of the Nebraska Uniform Limited Liability Company Act gives Nebraska limited liability companies broad powers to indemnify any member or manager or former member or manager against any debt, obligation, or other liability, except for breaches of duties and other matters set forth in the Nebraska Uniform Limited Liability Company Act.

(o) Travel Systems, LLC is a limited liability company organized under the laws of Nevada.

Under Section 86.411 of the Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the company, by reason of the fact that he is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Under Section 86.421 of the Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited-liability company, corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the company or for amounts paid in settlement to the company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that a manager, member, employee or agent of a limited-liability company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 86.411 or 86.421 or in defense of any claim, issue or matter therein, the company shall indemnify him against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense. Any indemnification under such Sections, unless ordered by a court or advanced pursuant to Section 86.441, may be made by the limited-liability company only as authorized in the specific case upon a determination that indemnification of the manager, member, employee or agent is proper in the circumstances. The determination must be made (a) by the members or managers as provided in the articles of organization or the operating agreement, (b) if there is no provision in the articles of organization or the operating agreement, by a majority in interest of the members who are not parties to the action, suit or proceeding, (c) if a majority in interest of the members who are not parties to the action, suit or proceeding so order, by independent legal counsel in a written opinion or (d) if members who are not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

(p) ARAMARK Services Management of NJ, Inc., Harrison Conference Services of Princeton, Inc. and Harry M. Stevens, Inc. of New Jersey are each incorporated under the state of New Jersey.

Section 14A of the Business Corporation Act (the “BCA”) states that any corporation organized for any purpose under any general or special law of New Jersey shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.

(q) Harrison Conference Center of Glen Cove, Inc. is incorporated under the laws of New York.

The New York Business Corporation Law (“BCL”), Article 7, Sections 721-726 provide for the indemnification and advancement of expenses to officers and directors. Indemnification and advancement pursuant to the BCL are not exclusive of any other rights an officer or director may be entitled to, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that the director personally gained a financial profit or other advantage to which he or she was not legally entitled.

A corporation may indemnify an officer or director, in the case of third party actions, against judgments, fines, amounts paid in settlement and reasonable expenses and, in the case of derivative actions, against amounts paid in settlement and reasonable expenses, provided that the director or officer acted in good faith, for a purpose which he or she reasonably believed to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe his conduct was unlawful. A corporation may obtain indemnification insurance indemnifying itself and its directors and officers.

The articles of incorporation of Harrison Conference Center of Glen Cove, Inc. provides that (a) any person, made a party to an action by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, may be indemnified against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, or in connection with an appeal therein, except in relation to matters as to which such director or officer is adjudged to have breached his duty to the corporation under Section 717 of the New York

Business Corporation Law. (b) The indemnification authorized under paragraph (a) shall in no case include: (1) Amounts paid in settling or otherwise disposing of a threatened action, or a pending action with or without court approval; or (2) Expenses incurred in defending a threatened action, or a pending action which is settled or otherwise disposed of without court approval.

Any person, made, or threatened to be made a party to an action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal including an action by or in the right of any other corporation of any type or kind, domestic or foreign, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator, or intestate, was a director or officer of the Corporation, or served such other corporation in any capacity, may be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(r) ARAMARK Technical Services North Carolina, Inc. is incorporated under the laws of North Carolina.

Sections 55-8-50 through 55-8-58 of the North Carolina Business Corporation Act permit a corporation to indemnify its directors, officers, employees or agents under either or both a statutory or nonstatutory scheme of indemnification. Under the statutory scheme, a corporation may, with certain exceptions, indemnify a director, officer, employee or agent of the corporation who was, is, or is threatened to be made, a party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative, because such person is or was a director, officer, agent or employee of the corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. This indemnity may include the obligation to pay any judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) and reasonable expenses incurred in connection with a proceeding (including counsel fees), but no such indemnification may be granted unless such director, officer, agent or employee conducted himself in good faith, reasonably believed that his conduct in his official capacity with the corporation was in the best interests of the corporation or that in all other cases his conduct at least was not opposed to the corporation’s best interests, and in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

A corporation may not indemnify a director, officer, agent or employee under the statutory scheme in connection with a proceeding by or in the right of the corporation in which the director, officer, agent or employee was adjudged liable to the corporation or in connection with a proceeding in which a director, officer, agent or employee was adjudged liable on the basis of having received an improper personal benefit. In addition, Section 55-8-57 of the North Carolina Business Corporation Act permits a corporation to indemnify or agree to indemnify any of its directors, officers, employees or agents against liability and expenses (including counsel fees) in any proceeding (including proceedings brought by or on behalf of the corporation) arising out of their status as such or their activities in any of such capacities; provided, however, that a corporation may not indemnify or agree to indemnify a person against liability or expenses such person may incur on account of activities that were, at the time taken, known or believed by the person to be clearly in conflict with the best interests of the corporation.

Sections 55-8-52 and 55-8-56 of the North Carolina Business Corporation Act require a corporation, unless limited by its articles of incorporation, to indemnify a director or officer who has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which such director or officer was a party because he is or was a director of officer of the corporation against reasonable expenses incurred in connection with the proceeding. Unless a corporation’s articles of incorporation provide otherwise, a director or officer also may apply for and obtain court-ordered indemnification if the court determines that such director or officer is fairly and reasonably entitled to such indemnification as provided in Sections 55-8-54 and 55-8-56. Finally,

Section 55-8-57 of the North Carolina Business Corporation Act provides that a corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the corporation against liability asserted against or incurred by such persons, whether or not the corporation is otherwise authorized by the North Carolina Business Corporation Act to indemnify such party.

The bylaws of the North Carolina Registrant provide, in relevant part, that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), other than a proceeding by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the defense of such proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. “Not opposed to the best interest of the corporation” shall include actions taken in service to an employee benefit plan that are in the interest of the participants and beneficiaries of the employee benefit plan.

(s) Harrison Conference Services of North Carolina, LLC is a limited liability company organized under the laws of North Carolina.

Section 57C-3-32 of the North Carolina Limited Liability Company Act provides that the articles of organization or a written operating agreement may eliminate or limit the personal liability of a manager, director, or executive for monetary damages for breach of any duty (provided for in Section 57C-3-22 other than liability under 57C-4-07) as manager, director, or executive and provides for indemnification of a manager, member, director, or executive for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which the member, manager, director, or executive is a party because the person is or was a manager, member, director, or executive.

No provision permitted under this section shall limit, eliminate, or indemnify against the liability of a manager, director, or executive for: (i) acts or omissions that the manager, director, or executive knew at the time of the acts or omissions were clearly in conflict with the interests of the limited liability company, (ii) any transaction from which the manager, director, or executive derived an improper personal benefit, or (iii) acts or omissions occurring prior to the date the provision became effective, except that indemnification may be provided if approved by all the members.

(t) ARAMARK Services Management of OH, Inc. is incorporated under the laws of Ohio.

Section 1701.13(E) of the Ohio Revised Code sets forth the conditions and limitations governing the indemnification of officers, directors and other persons. Section 1701.13(E) provides that a corporation shall have the power to indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation in as a director, trustee, officer, employee, member, manager, or agent of another corporation domestic or foreign, nonprofit or for profit, a limited liability company or a partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to a criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful.

With respect to a suit by or in the right of the corporation, indemnity may be provided to the foregoing persons under Section 1701.13(E) on a basis similar to that set forth above, except that no indemnity may be provided in respect of certain claims, including any claim, issue or matter as to which such person has been adjudged to be liable to the corporation for negligence or misconduct in performing his or her duty to the corporation unless and to the extent that the Court of Common Pleas or the court in which such action, suit or proceeding was brought determines that despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Moreover, Section 1701.13(E) provides for mandatory indemnification of a director, officer, employee or agent of the corporation to the extent that such person has been successful in defense of any such action, suit or proceeding and provides that a corporation shall pay the expenses of an officer or director in defending an action, suit or proceeding upon receipt of an undertaking to repay such amounts if it is ultimately determined that such person is not entitled to be indemnified.

Section 1701.13(E) establishes provisions for determining whether a given person is entitled to indemnification, and also provides that the indemnification provided by or granted under Section 1701.13(E) is not exclusive of any rights to indemnity or advancement of expenses to which such person may be entitled under any articles, regulations, agreement, vote of shareholders or disinterested directors or otherwise.

(u) ARAMARK American Food Services, LLC is a limited liability company organized under the laws of Ohio.

Section 1705.32 of the Ohio Limited Liability Company Act provides that a limited liability company may indemnify or agree to indemnify any person who was or is a party, or who is threatened to be made a party, to any threatened, pending, or completed civil, criminal, administrative, or investigative action, suit, or proceeding, other than an action by or in right of the company, because he is or was a manager, member, partner, officer, employee, or agent of the company or is or was serving at the request of the company as a manager, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise. The company may indemnify or agree to indemnify a person in that position against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement that actually and reasonably were incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company and, in connection with any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

With respect to a suit by or in the right of the company, indemnity may be provided to the foregoing persons under Section 1705.32 on a basis similar to that set forth above, except that no indemnity may be provided in respect of certain claims, including any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and to the extent that the Court of Common Pleas or the court in which such action or suit was brought determines, upon application, that despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Moreover, Section 1705.32 provides for mandatory indemnification of a manager, officer, employee or agent of a limited liability company to the extent that such person has been successful in defense of any claim, issue, or matter in an action, suit or proceeding referred to in those divisions, he shall be indemnified against expenses, including attorney’s fees, that were actually and reasonably incurred by him in connection with the action suit and proceeding.

(v) ARAMARK Consumer Discount Company, Harry M. Stevens, Inc. of Penn. and MyAssistant, Inc. are each incorporated under the laws of Pennsylvania.

Under Section 1741 of the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), subject to certain limitations, a corporation has the power to indemnify directors, officers and other parties under certain prescribed circumstances against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party or threatened to be made a party by reason of his being a representative of the corporation or serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

Expenses incurred by parties in defending any action may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the party to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

(w) ARAMARK Services Management of SC, Inc. is incorporated under the laws of South Carolina.

Under Sections 33-8-510 and 33-8-520 of the South Carolina Business Corporation Act, a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (ii) in all other cases, that his conduct was at least not opposed to its best interest; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

A corporation may not indemnify a director under this section in connection with a proceeding by or in right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

(x) ARAMARK Healthcare Support Services of Texas, Inc. and, Brand Coffee Service, Inc. are incorporated under the laws of Texas.

Section 8.051 of Texas Business Organization Code states that: (a) An enterprise shall indemnify a governing person, former governing person, or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a governing person or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. (b) A court that determines, in a suit for indemnification, that a governing person, former governing person, or delegate is entitled to indemnification under this section shall order indemnification and award to the person the expenses incurred in securing the indemnification.

Section 8.052 states that (a) on application of a governing person, former governing person, or delegate and after notice is provided as required by the court, a court may order an enterprise to indemnify the person to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. (b) This section applies without regard to whether the governing person, former governing person, or delegate applying to the court satisfies the requirements of Section 8.101 or has been found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person’s official capacity. (c) The indemnification ordered by the court under this section is limited to reasonable expenses if the governing person, former governing person, or delegate is found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person’s official capacity.

Section 8.101 states that (a) An enterprise may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding to the extent permitted by Section 8.102 if it is determined in accordance with Section 8.103 that: (1) the person: (A) acted in good faith;

(B) reasonably believed: (i) in the case of conduct in the person’s official capacity, that the person’s conduct was in the enterprise’s best interests; and (ii) in any other case, that the person’s conduct was not opposed to the enterprise’s best interests; and (C) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful; (2) with respect to expenses, the amount of expenses other than a judgment is reasonable; and (3) indemnification should be paid. (b) Action taken or omitted by a governing person or delegate with respect to an employee benefit plan in the performance of the person’s duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the enterprise. (c) Action taken or omitted by a delegate to another enterprise for a purpose reasonably believed by the delegate to be in the interest of the other enterprise or its owners or members is for a purpose that is not opposed to the best interests of the enterprise. (d) A person does not fail to meet the standard under Subsection (a)(1) solely because of the termination of a proceeding by: (1) judgment; (2) order; (3) settlement; (4) conviction; or (5) a plea of nolo contendere or its equivalent.

Section 8.102 states that (a) Subject to Subsection (b), an enterprise may indemnify a governing person, former governing person, or delegate against: (1) a judgment; and (2) expenses, other than a judgment, that are reasonable and actually incurred by the person in connection with a proceeding. (b) Indemnification under this subchapter of a person who is found liable to the enterprise or is found liable because the person improperly received a personal benefit: (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding; (2) does not include a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan; and (3) may not be made in relation to a proceeding in which the person has been found liable for: (A) willful or intentional misconduct in the performance of the person’s duty to the enterprise; (B) breach of the person’s duty of loyalty owed to the enterprise; or (C) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the enterprise. (c) A governing person, former governing person, or delegate is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.

(y) ARAMARK Business Dining Services of Texas, LLC, ARAMARK Educational Services of Texas, LLC, ARAMARK Food Service of Texas, LLC and ARAMARK Sports and Entertainment Services of Texas, LLC are each limited liability companies organized under the laws of Texas.

Section 2.20 of the Texas Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its articles of organization or in its regulations, a limited liability company shall have the power to indemnify members and managers, officers and other persons and purchase and maintain liability insurance for such persons.

(z) ARAMARK Educational Services of Vermont, Inc. is incorporated under the laws of Vermont.

Section 8.51 of the Vermont Business Corporation Act (the “VBCA”) permits a corporation to indemnify an individual who is or was a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in that capacity if: (i) the director conducted himself or herself in good faith, (ii) the director reasonably believed that his or her conduct, in an official capacity with the corporation, was in the best interests of the corporation and, in all other cases, the conduct was at least not opposed to its best interests, and (iii) in a proceeding brought by a governmental entity, the director had no reasonable cause to believe his or her conduct was unlawful, and the director is not finally found to have engaged in a reckless or intentional unlawful act.

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre is not, of itself, determinative that the director did not meet the standard of conduct necessary for indemnification. Notwithstanding the foregoing, a corporation may not indemnify a director if the director was adjudged liable to the corporation in a proceeding by or in the right of a corporation, or on the basis that a personal benefit was improperly received by the director in a proceeding charging improper personal benefit to the director. In addition, Section 8.52 of the VBCA provides that, unless limited in a corporation’s charter, a corporation shall indemnify its directors who are wholly successful, on the merits or otherwise, in the defense of any proceeding to which the directors are parties by reason of their service in those capacities against reasonable expenses incurred in connection with the proceeding.

(aa) Overall Laundry Services, Inc. incorporated under the laws of Washington.

Sections 23B.08.510 through 23B.08.600 of the Washington Business Corporation Act contain specific provisions relating to the indemnification of directors and officers of Washington corporations. Section 23B.08.510 provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (a) he conducted himself in good faith; and (b) he reasonably believed: (i) in the case of conduct in his official capacity with the limited liability company, that his conduct was in its best interests; and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A director’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of conduct that was not opposed to the best interests of the corporation.

Under Section 23B.08.510 a corporation may not indemnify a director in connection with a proceeding by or in right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action it the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

Section 23B.08.520 provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. Section 23B.08.540 provides for court ordered indemnification in certain circumstances listed in the statute and Section 23B.08.570 provides that unless the articles of incorporation of a corporation provides otherwise an officer of a corporation who is not a director is entitled to mandatory indemnification under Section 23B.08.520 and is entitled to apply for court ordered indemnification under Section 23B.08.540 in each case to the same extent as a director.

The articles of incorporation of Overall Laundry Services, Inc. provides that in furtherance of and not in limitation of the general powers conferred by the State Laws of Washington, the corporation shall also have the power to indemnify directors, trustees, officers, employees or agents of the corporation in any manner and with respect to any matter now or hereafter permitted by statute.

(bb) ARAMARK Services Management of WI, Inc., is incorporated under the laws of Wisconsin.

Under Section 180.0851 of the Wisconsin Business Corporation Law, a corporation shall indemnify a director or officer, to the extent such person is successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding, if such person was a party to such proceeding because he or she was a director or officer of the corporation. In all other cases, the corporation shall indemnify a director or officer against liability incurred in a proceeding to which such person was a party because he or she was a director or officer of the corporation, unless liability was incurred because he or she breached or failed to perform a duty owed to the Registrant and such breach or failure to perform constitutes: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct.

Section 180.0858 of the Wisconsin Business Corporation Law provides that subject to certain limitations, the mandatory indemnification provisions do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under the corporation’s articles of incorporation or bylaws.

Section 180.0859 of the Wisconsin Business Corporation Law provides that it is the public policy of the State of Wisconsin to require or permit indemnification, allowance of expenses and insurance to the extent required or permitted under Sections 180.0850 to 180.0858 of the Wisconsin Business Corporation Law for any liability incurred in connection with a proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities.

(cc) ARAMARK Capital Asset Services, LLC and Kowalski-Dickow Associates, LLC are each limited liability companies organized under the laws of the state of Wisconsin.

Section 183.0106(2) of the Wisconsin Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee, officer or agent or any other person. Section 183.0403(2) provides that a company shall indemnify or allow reasonable expenses to and pay liabilities of each member and, if management of the limited liability company is vested in one or more managers, of each manager, incurred with respect to a proceeding if that member or manager was a party to the proceeding in the capacity of a member or manager.

Item. 15.	Recent Sales of Unregistered Securities.

Equity Securities

During the fiscal year ended September 27, 2013, we granted to certain of our employees (i) 4,769,764 time-based stock options, (ii) 462,500 performance-based stock options, (iii) 350,000 installment stock purchase opportunities, (iv) 1,247,056 restricted stock units and (v) 42,462 deferred stock units. These securities were issued under the Company’s equity incentive plan without registration in reliance on the exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 701 promulgated thereunder.

On July 29, 2013 we closed an exchange offer for our outstanding installment stock purchase opportunities. In the exchange offer, 51 employees exchanged 1,334,000 installment stock purchase opportunities for 225,262 shares of restricted stock and 1,108,738 time based stock options. These securities were issued under the Company’s equity incentive plan without registration in reliance on the exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 701 promulgated thereunder.

During the fiscal year ended September 28, 2012, we granted to certain of our employees (i) 2,699,000 time-based stock options, (ii) 2,699,000 performance-based stock options, (iii) 920,000 installment stock purchase opportunities, (iv) 3,500,000 Seamless unit options, and (v) 34,480 deferred stock units. These securities were issued under the Company’s equity incentive plans without registration in reliance on the exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 701 promulgated thereunder.

During the fiscal year ended September 30, 2011, we granted to certain of our employees (i) 2,112,000 time-based stock options, (ii) 2,112,000 performance-based stock options, (iii) 1,000,000 installment stock purchase opportunities, (iv) 6,000,000 Seamless unit options, and (v) 71,594 deferred stock units. These securities were issued under the Company’s equity incentive plans without registration in reliance on the exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 701 promulgated thereunder.

Debt Securities

On March 7, 2013, ARAMARK Corporation issued $1,000,000,000 5.75% Senior Notes due 2020 at a price of 100.00% of their face value resulting in approximately $986.8 million of gross proceeds, which was used, together with other funds of the Company, to fund cash tender offers for certain of our notes and to fund fees, expenses and premiums in connection with certain amendments to our senior credit agreement. The initial purchasers for these notes were Goldman, Sachs & Co., J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Rabo Securities USA, Inc., PNC Capital Markets LLC, Santander Investment Securities Inc. and SMBC Nikko Capital Markets Limited.

On April 28, 2011, we issued $600,000,000 8.625%/9.375% Senior Notes due 2016 at a price of 99.00% of their face value resulting in approximately $579.5 million of gross proceeds, which was used along with borrowings under the extended U.S. dollar revolving credit facility to make a $711.7 million distribution to our stockholders and to pay fees and expenses related to the extension of our revolving credit facility. The initial purchasers for these notes were J.P. Morgan Securities LLC, Goldman, Sachs & Co., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, PNC Capital Markets LLC and Santander Investments Securities Inc.

Each of the above offerings of debt securities was offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act or to non-U.S. investors outside the United States in compliance with Regulation S of the Securities Act.

Item 16.	Exhibits and Financial Statement Schedules.

(a) Exhibits

See the Exhibit Index immediately following the signature page hereto, which is incorporated by reference as if fully set forth herein.

(b) Financial Statement Schedules

See Index to Consolidated Financial Statements at page F-1.

Item 17.	Undertakings

The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1993;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offered in the offering made by the undersigned registrant to the purchaser.

(6) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK HOLDINGS CORPORATION

By:	*
Name:	L. Frederick Sutherland
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph Neubauer	Chairman of the Board and Director

* Eric J. Foss	Chief Executive Officer, President and Director

* L. Frederick Sutherland	Executive Vice President, Chief Financial Officer (Principal Financial Officer)

* Joseph Munnelly	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)

* Todd M. Abbrecht	Director

* Lawrence T. Babbio, Jr.	Director

* David A. Barr	Director

Signature	Capacity

* Leonard S. Coleman, Jr.	Director

* Daniel J. Heinrich	Director

* James E. Ksansnak	Director

* Sanjeev Mehra	Director

* Stephen P. Murray	Director

* Stephen Sadove	Director

* By	/s/ Stephen R. Reynolds
Stephen R. Reynolds as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CORPORATION

By:	*
Name:	Eric J. Foss
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Eric J. Foss	Chief Executive Officer and President (Principal Executive Officer) and Director

* L. Frederick Sutherland	Executive Vice President, Chief Financial Officer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)

* Joseph Neubauer	Chairman of the Board of Directors

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

1ST & FRESH, LLC

By:	*
Name:	Gary Crompton
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Gary Crompton	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ADDISON CONCESSIONS, INC.

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

AMERICAN SNACK & BEVERAGE, LLC

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK AMERICAN FOOD SERVICES, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK ASIA MANAGEMENT, LLC

By:	*
Name:	Martin K. Welch
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Martin K. Welch	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Japan, Inc., the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP

By:	/s/ Karen A. Wallace
Name:	Karen A. Wallace
Title:	Treasurer, ARAMARK SMMS LLC, the General Partner

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member of ARAMARK SMMS LLC, the General Partner

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK BUSINESS & INDUSTRY, LLC

By:	*
Name:	Gary Crompton
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Gary Crompton	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK BUSINESS CENTER, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK BUSINESS DINING SERVICES OF TEXAS, LLC

By:	*
Name:	Gary Crompton
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Gary Crompton	President (Principal Executive Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK BUSINESS FACILITIES, LLC

By:	*
Name:	Karen A. Wallace
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	President (Principal Executive Officer) and Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CAMPUS, LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CAPITAL ASSET SERVICES, LLC

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CLEANROOM SERVICES (PUERTO RICO), INC.

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CLEANROOM SERVICES, LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CONFECTION, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CONSTRUCTION AND ENERGY SERVICES, LLC

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CONSTRUCTION SERVICES, INC.

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CONSUMER DISCOUNT COMPANY

By:	*
Name:	Karen A. Wallace
Title:	President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	President and Treasurer (Principal Executive Officer and Principal Financial Officer) and Sole Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CORRECTIONAL SERVICES, LLC

By:	*
Name:	John Hanner
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* John Hanner	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK CTS, LLC

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK DISTRIBUTION SERVICES, INC.

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK EDUCATIONAL GROUP, LLC

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK EDUCATIONAL SERVICES OF TEXAS, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* Karen A. Wallace	Treasurer (Principal Financial Officer), Director of ARAMARK Corporation, the indirect controlling Member and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK EDUCATIONAL SERVICES OF VERMONT, INC.

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK EDUCATIONAL SERVICES, LLC

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK ENGINEERING ASSOCIATES, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK SM Management Services, Inc., the Sole Member, and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK ENTERTAINMENT, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK EXECUTIVE MANAGEMENT SERVICES USA, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FACILITIES MANAGEMENT, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FACILITY MANAGEMENT CORPORATION OF IOWA

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FACILITY SERVICES, LLC

By:	*
Name:	Joseph J. Tinney, Jr.
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph J. Tinney, Jr.	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC BUSINESS SERVICES, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer), Director of ARAMARK Corporation, the indirect controlling Member and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC CAMPUS SERVICES, LLC

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC CORRECTIONAL SERVICES, LLC

By:	*
Name:	John Hanner
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* John Hanner	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC HEALTHCARE SUPPORT SERVICES, LLC

By:	*
Name:	Michael Leone
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Michael Leone	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC KANSAS, INC.

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC REFRESHMENT SERVICES, LLC

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC SCHOOL SUPPORT SERVICES, LLC

By:	*
Name:	Jeffrey Gillian
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Jeffrey Gilliam	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Financial Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC SERVICES, LLC

By:	*
Name:	Joseph M. Munnelly
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph M. Munnelly	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC SPORTS AND ENTERTAINMENT SERVICES, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FHC, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FOOD SERVICE CORPORATION OF KANSAS

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FOOD SERVICE OF TEXAS, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FOOD SERVICE, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK FSM, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK HEALTHCARE SUPPORT SERVICES OF TEXAS, INC.

By:	*
Name:	Michael Leone
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Michael Leone	President (Principal Executive Officer)

* Karen A. Wallace	Director and Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK HEALTHCARE SUPPORT SERVICES OF THE VIRGIN ISLANDS, INC.

By:	*
Name:	Michael Leone
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Michael Leone	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK HEALTHCARE SUPPORT SERVICES, LLC

By:	*
Name:	Michael Leone
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Michael Leone	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK HEALTHCARE TECHNOLOGIES, LLC

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK INDIA HOLDINGS LLC

By:	*
Name:	Martin K. Welch
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Martin K. Welch	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK INDUSTRIAL SERVICES, LLC

By:	*
Name:	Joseph J. Tinney, Jr.
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph J. Tinney, Jr.	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK JAPAN, INC.

By:	*
Name:	Martin K. Welch
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Martin K. Welch	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK KITTY HAWK, INC.

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK MANAGEMENT, LLC

By:	*
Name:	Karen A. Wallace
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	President (Principal Executive Officer) and Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK MARKETING SERVICES GROUP, INC.

By:	*
Name:	John Orobono
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* John Orobono	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

By:	/s/ Karen A. Wallace
Name:	Karen A. Wallace
Title:	Treasurer, ARAMARK SMMS LLC, the General Partner

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member of ARAMARK SMMS LLC, the General Partner

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK NORTH CAROLINA TECHNICAL SERVICES, LLC

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK ORGANIZATIONAL SERVICES, INC.

By:	*
Name:	Joseph M. Munnelly
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph M. Munnelly	President (Principal Executive Officer and Principal Accounting Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK PROCESSING, LLC

By:	*
Name:	Joseph J. Tinney, Jr.
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph J. Tinney, Jr.	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Accounting Officer

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK QATAR, LLC

By:	*
Name:	Martin K. Welch
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Martin K. Welch	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK RAIL SERVICES, LLC

By:	*
Name:	Joseph J. Tinney, Jr.
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph J. Tinney, Jr.	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK RAV, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member, and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK RBI, INC.

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK REFRESHMENT SERVICES OF TAMPA, LLC

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK REFRESHMENT SERVICES, LLC

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SCHOOLS FACILITIES, LLC

By:	*
Name:	Karen A. Wallace
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	President (Principal Executive Officer) and Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SCHOOLS, LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SCM, INC.

By:	*
Name:	John Orobono
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* John Orobono	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SENIOR LIVING SERVICES, LLC

By:	*
Name:	Michael Leone
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Michael Leone	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SENIOR NOTES COMPANY

By:	*
Name:	Joseph M. Munnelly
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph M. Munnelly	President (Principal Executive Officer and Principal Accounting Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES MANAGEMENT OF HI, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES MANAGEMENT OF IL, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES MANAGEMENT OF MI, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES MANAGEMENT OF NJ, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES MANAGEMENT OF OH, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES MANAGEMENT OF SC, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES MANAGEMENT OF WI, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES OF KANSAS, INC.

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SERVICES OF PUERTO RICO, INC.

By:	*
Name:	Gary Crompton
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Gary Crompton	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SM MANAGEMENT SERVICES, INC.

By:	*
Name:	Karen A. Wallace
Title:	President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	President and Treasurer (Principal Executive Officer and Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SMMS LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SMMS REAL ESTATE LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SPORTS AND ENTERTAINMENT GROUP, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES OF TEXAS, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SPORTS FACILITIES, LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SPORTS, LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK SUMMER GAMES 1996, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK TECHNICAL SERVICES NORTH CAROLINA, INC.

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK TOGWOTEE, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK U.S. OFFSHORE SERVICES, LLC

By:	*
Name:	Joseph M. Munnelly
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph M. Munnelly	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM & CAREER APPAREL GROUP, INC.

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM & CAREER APPAREL, LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM MANUFACTURING COMPANY

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (BALTIMORE), LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (CARMELO) LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (MATCHPOINT), LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (MIDWEST), LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (ROCHESTER), LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (SANTA ANA), LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (SYRACUSE), LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (TEXAS), LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK UNIFORM SERVICES (WEST ADAMS), LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK VENUE SERVICES, INC.

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK WTC, LLC

By:	*
Name:	Bruce Fears
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Bruce Fears	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

ARAMARK/ HMS, LLC

By:	*
Name:	Joseph M. Munnelly
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Joseph M. Munnelly	President (Principal Executive Officer and Principal Accounting Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

BRAND COFFEE SERVICE, INC.

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

COHR HOLDINGS, INC.

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

COHR INC.

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

D.G. MAREN II, INC.

By:	*
Name:	Mark Nelson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mark Nelson	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

DELSAC VIII, INC.

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

FILTERFRESH COFFEE SERVICE, INC.

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

FILTERFRESH FRANCHISE GROUP, LLC

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

FINE HOST HOLDINGS, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer), and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

GENESIS TECHNOLOGY PARTNERS, LLC

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

GTP ACQUISITION CO.

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRISON CONFERENCE ASSOCIATES, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRISON CONFERENCE CENTER OF GLEN COVE, INC.

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer), Director and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRISON CONFERENCE CENTER OF LAKE BLUFF, INC.

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer), Director and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRISON CONFERENCE SERVICES OF MASSACHUSETTS, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRISON CONFERENCE SERVICES OF NORTH CAROLINA, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRISON CONFERENCE SERVICES CENTER OF PRINCETON, INC.

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer), Director and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRISON CONFERENCE CENTER OF WELLESLEY, LLC

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRY M. STEVENS, INC. OF NEW JERSEY

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRY M. STEVENS, INC. OF PENN.

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

HARRY M. STEVENS, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

KOWALSKI-DICKOW ASSOCIATES, LLC

By:	*
Name:	Michael Leone
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Michael Leone	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

L&N UNIFORM SUPPLY, LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

LAKE TAHOE CRUISES, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

LANDY TEXTILE RENTAL SERVICES, LLC

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

LIFEWORKS RESTAURANT GROUP, LLC

By:	*
Name:	Gary Crompton
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Gary Crompton	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

MPBP HOLDINGS, INC.

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

MYASSISTANT, INC.

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

NEW ARAMARK LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

OLD TIME COFFEE CO.

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

OVERALL LAUNDRY SERVICES, INC.

By:	*
Name:	Brad Drummond
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Brad Drummond	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

PARADISE HORNBLOWER, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

POTOMAC COFFEE, LLC

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

REMEDPAR, INC.

By:	*
Name:	Kenneth Sandifer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Kenneth Sandifer	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

RESTAURA, INC.

By:	*
Name:	Karen A. Wallace
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director and serving as Principal Executive Officer

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

SHORELINE OPERATING COMPANY, INC.

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

TAHOE ROCKET LP

By:	/s/ Karen A. Wallace
Name:	Karen A. Wallace
Title:	Treasurer, ARAMARK Sports and Entertainment, LLC, the General Partner

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member of ARAMARK Sports and Entertainment Services, LLC, the General Partner

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

TRAVEL SYSTEMS, LLC

By:	*
Name:	Marc Bruno
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Marc Bruno	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on February 26, 2014.

VAN HOUTTE USA HOLDINGS INC.

By:	*
Name:	Mike Walsh
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on February 26, 2014.

Signature	Capacity

* Mike Walsh	President (Principal Executive Officer)

* Karen A. Wallace	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

* By	/s/ Robert T. Rambo
Robert T. Rambo as Attorney in Fact

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of August 8, 2006 between ARAMARK Corporation, RMK Acquisition Corporation and RMK Finance LLC (incorporated by reference to exhibit 2.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on August 8, 2006, pursuant to the Exchange Act (file number 001-16807)).

2.2	Certificate of Ownership and Merger (merging ARAMARK Corporation into ARAMARK Services, Inc.) (incorporated by reference to Exhibit 99.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-16807)).

3.1	Amended and Restated Certificate of Incorporation of ARAMARK Holdings Corporation (incorporated by reference to Exhibit 3.1 to ARAMARK Holdings Corporation’s Current Report on Form 8-K filed with the SEC on December 16, 2013, pursuant to the Exchange Act (file number 001-36223)).

3.2	Amended and Restated By-laws of ARAMARK Holdings Corporation (incorporated by reference to Exhibit 3.2 to ARAMARK Holdings Corporation’s Current Report on Form 8-K filed with the SEC on December 16, 2013, pursuant to the Exchange Act (file number 001-36223)).

3.3	Certificate of Incorporation of ARAMARK Corporation (incorporated by reference to Exhibit 3.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-16807)).

3.4	By-laws of ARAMARK Corporation (incorporated by reference to Exhibit 3.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-16807)).

3.5	Certificate of Formation of 1st& Fresh, LLC (incorporated by reference to Exhibit 3.5 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.6	Operating Agreement of 1st& Fresh, LLC (incorporated by reference to Exhibit 3.6 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.7	Certificate of Incorporation of Addison Concessions, Inc. (incorporated by reference to Exhibit 3.3 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.8	By-laws of Addison Concessions, Inc. (incorporated by reference to Exhibit 3.4 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.9	Articles of Organization of American Snack & Beverage, LLC (incorporated by reference to Exhibit 3.5 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.10	Limited Liability Company Agreement of American Snack & Beverage, LLC (incorporated by reference to Exhibit 3.6 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.11	Articles of Organization of ARAMARK American Food Services, LLC (incorporated by reference to Exhibit 3.7 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.12	Limited Liability Company Agreement of ARAMARK American Food Services, LLC (incorporated by reference to Exhibit 3.8 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.13	Certificate of Formation of ARAMARK Asia Management, LLC (incorporated by reference to Exhibit 3.9 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.14	Limited Liability Company Agreement of ARAMARK Asia Management, LLC (incorporated by reference to Exhibit 3.10 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.15	Certificate of Formation of ARAMARK Business & Industry, LLC (incorporated by reference to Exhibit 3.15 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.16	Certificate of Limited Partnership of ARAMARK Aviation Services Limited Partnership (incorporated by reference to Exhibit 3.11 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.17	Agreement of Limited Partnership of ARAMARK Aviation Services Limited Partnership (incorporated by reference to Exhibit 3.12 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.18	Operating Agreement of ARAMARK Business & Industry, LLC (incorporated by reference to Exhibit 3.18 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.19	Certificate of Formation of ARAMARK Business Center, LLC (incorporated by reference to Exhibit 3.19 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.20	Limited Liability Company Agreement of ARAMARK Business Center, LLC (incorporated by reference to Exhibit 3.20 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.21	Certificate of Formation of ARAMARK Business Dining Services of Texas, LLC (incorporated by reference to Exhibit 3.13 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.22	Company Agreement of ARAMARK Business Dining Services of Texas, LLC (incorporated by reference to Exhibit 3.14 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.23

Certificate of Formation of ARAMARK Business Facilities, LLC (incorporated by reference to Exhibit 3.23 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.24	Operating Agreement of ARAMARK Business Facilities, LLC (incorporated by reference to Exhibit 3.24 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.25	Certificate of Formation of ARAMARK Campus, LLC (incorporated by reference to Exhibit 3.15 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.26	Limited Liability Company Agreement of ARAMARK Campus, LLC (incorporated by reference to Exhibit 3.16 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.27	Articles of Organization of ARAMARK Capital Asset Services, LLC (incorporated by reference to Exhibit 3.17 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.28	Limited Liability Company Agreement of ARAMARK Capital Asset Services, LLC (incorporated by reference to Exhibit 3.18 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.29	Certificate of Formation of ARAMARK Cleanroom Services, LLC (incorporated by reference to Exhibit 3.19 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.30	Limited Liability Company Agreement of ARAMARK Cleanroom Services, LLC (incorporated by reference to Exhibit 3.20 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.31	Certificate of Incorporation of ARAMARK Cleanroom Services (Puerto Rico), Inc. (incorporated by reference to Exhibit 3.21 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.32	By-laws of ARAMARK Cleanroom Services (Puerto Rico), Inc. (incorporated by reference to Exhibit 3.22 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.33	Certificate of Formation of ARAMARK Confection, LLC (incorporated by reference to Exhibit 3.25 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.34	Limited Liability Company Agreement of ARAMARK Confection, LLC (incorporated by reference to Exhibit 3.26 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.35	Certificate of Formation of ARAMARK Construction and Energy Services, LLC (incorporated by reference to Exhibit 3.35 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.36	Limited Liability Company Agreement of ARAMARK Construction and Energy Services, LLC (incorporated by reference to Exhibit 3.36 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.37	Certificate of Incorporation of ARAMARK Construction Services, Inc. (incorporated by reference to Exhibit 3.37 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.38	By-laws of ARAMARK Construction Services, Inc. (incorporated by reference to Exhibit 3.38 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.39	Articles of Incorporation of ARAMARK Consumer Discount Company (incorporated by reference to Exhibit 3.27 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.40	By-laws of ARAMARK Consumer Discount Company (incorporated by reference to Exhibit 3.28 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.41	Certificate of Formation of ARAMARK Correctional Services, LLC (incorporated by reference to Exhibit 3.29 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.42	Limited Liability Company Agreement of ARAMARK Correctional Services, LLC (incorporated by reference to Exhibit 3.30 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.43	Certificate of Formation of ARAMARK CTS, LLC (incorporated by reference to Exhibit 3.31 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.44	Limited Liability Company Operating Agreement of ARAMARK CTS, LLC (incorporated by reference to Exhibit 3.32 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.45	Articles of Incorporation of ARAMARK Distribution Services, Inc. (incorporated by reference to Exhibit 3.33 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.46	Bylaws of ARAMARK Distribution Services, Inc. (incorporated by reference to Exhibit 3.34 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.47	Certificate of Formation of ARAMARK Educational Group, LLC (incorporated by reference to Exhibit 3.35 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.48	Limited Liability Company Agreement of ARAMARK Educational Group, LLC (incorporated by reference to Exhibit 3.36 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.49	Certificate of Formation of ARAMARK Educational Services of Texas, LLC (incorporated by reference to Exhibit 3.37 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.50	Company Agreement of ARAMARK Educational Services of Texas, LLC (incorporated by reference to Exhibit 3.38 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.51	Articles of Association of ARAMARK Educational Services of Vermont, Inc. (incorporated by reference to Exhibit 3.39 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.52	By-laws of ARAMARK Educational Services of Vermont, Inc. (incorporated by reference to Exhibit 3.40 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.53	Certificate of Formation of ARAMARK Educational Services, LLC (incorporated by reference to Exhibit 3.41 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.54	Limited Liability Company Agreement of ARAMARK Educational Services, LLC (incorporated by reference to Exhibit 3.42 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.55	Certificate of Formation of ARAMARK Engineering Associates, LLC (incorporated by reference to Exhibit 3.43 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.56	Operating Agreement of ARAMARK Engineering Associates, LLC (incorporated by reference to Exhibit 3.44 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.57	Certificate of Formation of ARAMARK Entertainment, LLC (incorporated by reference to Exhibit 3.45 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.58	Limited Liability Company Agreement of ARAMARK Entertainment, LLC (incorporated by reference to Exhibit 3.46 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.59	Certificate of Incorporation of ARAMARK Executive Management Services USA, Inc. (incorporated by reference to Exhibit 3.47 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.60	By-laws of ARAMARK Executive Management Services USA, Inc. (incorporated by reference to Exhibit 3.48 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.61	Certificate of Formation of ARAMARK Facilities Management, LLC (incorporated by reference to Exhibit 3.49 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.62	Limited Liability Company Agreement of ARAMARK Facilities Management, LLC (incorporated by reference to Exhibit 3.50 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.63	Articles of Incorporation of ARAMARK Facility Management Corporation of Iowa (incorporated by reference to Exhibit 3.51 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.64	Bylaws of ARAMARK Facility Management Corporation of Iowa (incorporated by reference to Exhibit 3.52 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.65	Certificate of Formation of ARAMARK Facility Services, LLC (incorporated by reference to Exhibit 3.53 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.66	Operating Agreement of ARAMARK Facility Services, LLC (incorporated by reference to Exhibit 3.54 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.67	Certificate of Formation of ARAMARK FHC Business Services, LLC (incorporated by reference to Exhibit 3.55 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.68	Limited Liability Company Agreement of ARAMARK FHC Business Services, LLC (incorporated by reference to Exhibit 3.56 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.69	Certificate of Formation of ARAMARK FHC Campus Services, LLC (incorporated by reference to Exhibit 3.57 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.70	Limited Liability Company Agreement of ARAMARK FHC Campus Services, LLC (incorporated by reference to Exhibit 3.58 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.71	Certificate of Formation of ARAMARK FHC Correctional Services, LLC (incorporated by reference to Exhibit 3.59 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.72	Limited Liability Company Agreement of ARAMARK FHC Correctional Services, LLC (incorporated by reference to Exhibit 3.60 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.73	Certificate of Formation of ARAMARK FHC Healthcare Support Services, LLC (incorporated by reference to Exhibit 3.61 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.74	Limited Liability Company Agreement of ARAMARK FHC Healthcare Support Services, LLC (incorporated by reference to Exhibit 3.62 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.75	Articles of Incorporation of ARAMARK FHC Kansas, Inc. (incorporated by reference to Exhibit 3.63 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.76	By-laws of ARAMARK FHC Kansas, Inc. (incorporated by reference to Exhibit 3.64 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.77	Certificate of Formation of ARAMARK FHC Refreshment Services, LLC (incorporated by reference to Exhibit 3.65 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.78	Limited Liability Company Agreement of ARAMARK FHC Refreshment Services, LLC (incorporated by reference to Exhibit 3.66 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.79	Certificate of Formation of ARAMARK FHC School Support Services, LLC (incorporated by reference to Exhibit 3.67 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.80	Limited Liability Company Agreement of ARAMARK FHC School Support Services, LLC (incorporated by reference to Exhibit 3.68 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.81	Certificate of Formation of ARAMARK FHC Services, LLC (incorporated by reference to Exhibit 3.69 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.82	Limited Liability Company Agreement of ARAMARK FHC Services, LLC (incorporated by reference to Exhibit 3.70 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.83	Certificate of Formation ARAMARK FHC Sports and Entertainment Services, LLC (incorporated by reference to Exhibit 3.71 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.84	Limited Liability Company Agreement of ARAMARK FHC Sports and Entertainment Services, LLC (incorporated by reference to Exhibit 3.72 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.85	Certificate of Formation of ARAMARK FHC, LLC (incorporated by reference to Exhibit 3.73 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.86	Limited Liability Company Agreement of ARAMARK FHC, LLC (incorporated by reference to Exhibit 3.74 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.87	Certificate of Incorporation of ARAMARK Food and Support Services Group, Inc. (incorporated by reference to Exhibit 3.75 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.88	By-laws of ARAMARK Food and Support Services Group, Inc. (incorporated by reference to Exhibit 3.76 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.89	Certificate of Formation of ARAMARK Food Service, LLC (incorporated by reference to Exhibit 3.77 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.90	Limited Liability Company Agreement of ARAMARK Food Service, LLC (incorporated by reference to Exhibit 3.78 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.91	Articles of Incorporation of ARAMARK Food Service Corporation of Kansas (incorporated by reference to Exhibit 3.79 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.92	By-laws of ARAMARK Food Service Corporation of Kansas (incorporated by reference to Exhibit 3.80 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.93	Certificate of Formation of ARAMARK Food Service of Texas, LLC (incorporated by reference to Exhibit 3.81 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.94	Company Agreement of ARAMARK Food Service of Texas, LLC (incorporated by reference to Exhibit 3.82 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.95	Certificate of Formation of ARAMARK FSM, LLC (incorporated by reference to Exhibit 3.83 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.96	Limited Liability Company Agreement of ARAMARK FSM, LLC (incorporated by reference to Exhibit 3.84 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.97	Articles of Incorporation of ARAMARK Healthcare Support Services of Texas, Inc. (incorporated by reference to Exhibit 3.85 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.98	By-laws of ARAMARK Healthcare Support Services of Texas, Inc. (incorporated by reference to Exhibit 3.86 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.99	Articles of Incorporation of ARAMARK Healthcare Support Services of the Virgin Islands, Inc. (incorporated by reference to Exhibit 3.87 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.100	By-laws of ARAMARK Healthcare Support Services of the Virgin Islands, Inc. (incorporated by reference to Exhibit 3.88 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.101	Certificate of Formation of ARAMARK Healthcare Support Services, LLC (incorporated by reference to Exhibit 3.89 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.102	Limited Liability Company Agreement of ARAMARK Healthcare Support Services, LLC (incorporated by reference to Exhibit 3.90 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.103	Certificate of Formation of ARAMARK/HMS, LLC (incorporated by reference to Exhibit 3.91 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.104	Limited Liability Company Agreement of ARAMARK/HMS, LLC (incorporated by reference to Exhibit 3.92 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.105	Certificate of Formation of ARAMARK Healthcare Technologies, LLC (incorporated by reference to Exhibit 3.105 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.106	Limited Liability Company Agreement of ARAMARK Healthcare Technologies, LLC (incorporated by reference to Exhibit 3.24 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.107	Certificate of Formation of ARAMARK India Holdings LLC (incorporated by reference to Exhibit 3.93 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.108	Operating Agreement of ARAMARK India Holdings LLC (incorporated by reference to Exhibit 3.94 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.109	Certificate of Formation of ARAMARK Industrial Services, LLC (incorporated by reference to Exhibit 3.95 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.110	Limited Liability Company Agreement of ARAMARK Industrial Services, LLC (incorporated by reference to Exhibit 3.96 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.111	Certificate of Incorporation of ARAMARK Japan, Inc. (incorporated by reference to Exhibit 3.97 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.112	By-laws of ARAMARK Japan, Inc. (incorporated by reference to Exhibit 3.98 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.113	Articles of Incorporation of ARAMARK Kitty Hawk, Inc. (incorporated by reference to Exhibit 3.99 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.114	By-laws of ARAMARK Kitty Hawk, Inc. (incorporated by reference to Exhibit 3.100 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.115	Certificate of Formation of ARAMARK Management, LLC (incorporated by reference to Exhibit 3.115 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.116	Operating Agreement of ARAMARK Management, LLC (incorporated by reference to Exhibit 3.116 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.117	Certificate of Limited Partnership of ARAMARK Management Services Limited Partnership (incorporated by reference to Exhibit 3.101 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.118	Agreement of Limited Partnership of ARAMARK Management Services Limited Partnership (incorporated by reference to Exhibit 3.102 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.119	Restated Certificate of Incorporation of ARAMARK Marketing Services Group, Inc. (incorporated by reference to Exhibit 3.103 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.120	By-laws of ARAMARK Marketing Services Group, Inc. (incorporated by reference to Exhibit 3.104 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.121	Certificate of Formation of ARAMARK North Carolina Technical Services, LLC (incorporated by reference to Exhibit 3.121 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.122	Operating Agreement of ARAMARK North Carolina Technical Services, LLC (incorporated by reference to Exhibit 3.122 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.123	Certificate of Incorporation of ARAMARK Organizational Services, Inc. (incorporated by reference to Exhibit 3.105 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.124	By-laws of ARAMARK Organizational Services, Inc. (incorporated by reference to Exhibit 3.106 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.125	Certificate of Formation of ARAMARK Processing, LLC (incorporated by reference to Exhibit 3.125 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.126	Operating Agreement of ARAMARK Processing, LLC (incorporated by reference to Exhibit 3.126 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.127	Certificate of Formation of ARAMARK Qatar, LLC (incorporated by reference to Exhibit 3.127 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.128	Operating Agreement of ARAMARK Qatar, LLC (incorporated by reference to Exhibit 3.128 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.129	Certificate of Formation of ARAMARK Rail Services, LLC (incorporated by reference to Exhibit 3.129 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.130	Operating Agreement of ARAMARK Rail Services, LLC (incorporated by reference to Exhibit 3.130 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.131	Certificate of Formation of ARAMARK RAV, LLC (incorporated by reference to Exhibit 3.107 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.132	Limited Liability Company Agreement of ARAMARK RAV, LLC (incorporated by reference to Exhibit 3.108 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.133	Certificate of Incorporation of ARAMARK RBI, Inc. (incorporated by reference to Exhibit 3.109 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.134	By-laws of ARAMARK RBI, Inc. (incorporated by reference to Exhibit 3.110 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.135	Certificate of Formation of ARAMARK Refreshment Services of Tampa, LLC (incorporated by reference to Exhibit 3.135 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.136	Operating Agreement of ARAMARK Refreshment Services of Tampa, LLC (incorporated by reference to Exhibit 3.136 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.137	Certificate of Formation of ARAMARK Refreshment Services, LLC (incorporated by reference to Exhibit 3.111 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.138	Limited Liability Company Agreement of ARAMARK Refreshment Services, LLC (incorporated by reference to Exhibit 3.112 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.139	Certificate of Formation of ARAMARK Schools Facilities, LLC (incorporated by reference to Exhibit 3.139 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.140	Operating Agreement of ARAMARK Schools Facilities, LLC (incorporated by reference to Exhibit 3.140 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.141	Certificate of Formation of ARAMARK Schools, LLC (incorporated by reference to Exhibit 3.113 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.142	Limited Liability Company Agreement of ARAMARK Schools, LLC (incorporated by reference to Exhibit 3.114 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.143	Certificate of Incorporation of ARAMARK SCM, Inc. (incorporated by reference to Exhibit 3.115 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.144	By-laws of ARAMARK SCM, Inc. (incorporated by reference to Exhibit 3.116 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.145	Certificate of Formation of ARAMARK Senior Living Services, LLC (incorporated by reference to Exhibit 3.117 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.146	Limited Liability Company Agreement of ARAMARK Senior Living Services, LLC (incorporated by reference to Exhibit 3.118 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.147	Certificate of Incorporation of ARAMARK Senior Notes Company (incorporated by reference to Exhibit 3.119 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.148	By-laws of ARAMARK Senior Notes Company (incorporated by reference to Exhibit 3.120 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.149	Articles of Incorporation of ARAMARK Services Management of HI, Inc. (incorporated by reference to Exhibit 3.121 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.150	By-laws of ARAMARK Services Management of HI, Inc. (incorporated by reference to Exhibit 3.122 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.151	Articles of Incorporation of ARAMARK Services Management of IL, Inc. (incorporated by reference to Exhibit 3.123 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.152	By-laws of ARAMARK Services Management of IL, Inc. (incorporated by reference to Exhibit 3.124 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.153	Articles of Incorporation of ARAMARK Services Management of MI, Inc. (incorporated by reference to Exhibit 3.125 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.154	By-laws of ARAMARK Services Management of MI, Inc. (incorporated by reference to Exhibit 3.126 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.155	Certificate of Incorporation of ARAMARK Services Management of NJ, Inc. (incorporated by reference to Exhibit 3.127 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.156	By-laws of ARAMARK Services Management of NJ, Inc. (incorporated by reference to Exhibit 3.128 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.157	Articles of Incorporation of ARAMARK Services Management of OH, Inc. (incorporated by reference to Exhibit 3.129 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.158	By-laws of ARAMARK Services Management of OH, Inc. (incorporated by reference to Exhibit 3.130 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.159	Articles of Incorporation of ARAMARK Services Management of SC, Inc. (incorporated by reference to Exhibit 3.131 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.160	By-laws of ARAMARK Services Management of SC, Inc. (incorporated by reference to Exhibit 3.132 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.161	Articles of Incorporation of ARAMARK Services Management of WI, Inc. (incorporated by reference to Exhibit 3.133 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.162	By-laws of ARAMARK Services Management of WI, Inc. (incorporated by reference to Exhibit 3.134 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.163	Articles of Incorporation of ARAMARK Services of Kansas, Inc. (incorporated by reference to Exhibit 3.135 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.164	By-laws of ARAMARK Services of Kansas, Inc. (incorporated by reference to Exhibit 3.136 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.165	Restated Certificate of Incorporation of ARAMARK Services of Puerto Rico, Inc. (incorporated by reference to Exhibit 3.137 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.166	By-laws of ARAMARK Services of Puerto Rico, Inc. (incorporated by reference to Exhibit 3.138 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.167	Certificate of Incorporation of ARAMARK SM Management Services, Inc. (incorporated by reference to Exhibit 3.139 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.168	By-laws of ARAMARK SM Management Services, Inc. (incorporated by reference to Exhibit 3.140 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.169	Certificate of Formation of ARAMARK SMMS LLC (incorporated by reference to Exhibit 3.141 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.170	Limited Liability Company Agreement of ARAMARK SMMS LLC (incorporated by reference to Exhibit 3.142 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.171	Certificate of Formation of ARAMARK SMMS Real Estate LLC (incorporated by reference to Exhibit 3.143 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.172	Limited Liability Agreement of ARAMARK SMMS Real Estate LLC (incorporated by reference to Exhibit 3.144 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.173	Certificate of Formation of ARAMARK Sports and Entertainment Group, LLC (incorporated by reference to Exhibit 3.145 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.174	Limited Liability Company Agreement of ARAMARK Sports and Entertainment Group, LLC (incorporated by reference to Exhibit 3.146 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.175	Certificate of Formation of ARAMARK Sports and Entertainment Services of Texas, LLC (incorporated by reference to Exhibit 3.147 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.176	Company Agreement of ARAMARK Sports and Entertainment Services of Texas, LLC (incorporated by reference to Exhibit 3.148 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.177	Certificate of Formation of ARAMARK Sports and Entertainment Services, LLC (incorporated by reference to Exhibit 3.149 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.178	Limited Liability Company Agreement of ARAMARK Sports and Entertainment Services, LLC (incorporated by reference to Exhibit 3.150 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.179	Certificate of Formation of ARAMARK Sports Facilities, LLC (incorporated by reference to Exhibit 3.151 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.180	Operating Agreement of ARAMARK Sports Facilities, LLC (incorporated by reference to Exhibit 3.152 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.181	Certificate of Formation of ARAMARK Sports, LLC (incorporated by reference to Exhibit 3.153 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.182	Limited Liability Company Agreement of ARAMARK Sports, LLC (incorporated by reference to Exhibit 3.154 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.183	Certificate of Formation of ARAMARK Summer Games 1996, LLC (incorporated by reference to Exhibit 3.155 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.184	Limited Liability Company Agreement of ARAMARK Summer Games 1996, LLC (incorporated by reference to Exhibit 3.156 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.185	Restated Articles of Incorporation of ARAMARK Technical Services North Carolina, Inc. (incorporated by reference to Exhibit 3.185 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.186	By-laws of ARAMARK Technical Services North Carolina, Inc. (incorporated by reference to Exhibit 3.186 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.187	Certificate of Formation of ARAMARK Togwotee, LLC (incorporated by reference to Exhibit 3.187 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.188	Operating Agreement of ARAMARK Togwotee, LLC (incorporated by reference to Exhibit 3.188 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.189	Certificate of Formation of ARAMARK U.S. Offshore Services, LLC (incorporated by reference to Exhibit 3.157 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.190	Limited Liability Company Agreement of ARAMARK U.S. Offshore Services, LLC (incorporated by reference to Exhibit 3.158 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.191	Certificate of Incorporation of ARAMARK Uniform & Career Apparel Group, Inc. (incorporated by reference to Exhibit 3.159 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.192	By-laws of ARAMARK Uniform & Career Apparel Group, Inc. (incorporated by reference to Exhibit 3.160 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.193	Certificate of Formation of ARAMARK Uniform & Career Apparel, LLC (incorporated by reference to Exhibit 3.161 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.194	Limited Liability Company Agreement of ARAMARK Uniform & Career Apparel, LLC (incorporated by reference to Exhibit 3.162 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.195	Restated Certificate of Incorporation of ARAMARK Uniform Manufacturing Company (incorporated by reference to Exhibit 3.163 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.196	By-laws of ARAMARK Uniform Manufacturing Company (incorporated by reference to Exhibit 3.164 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.197	Certificate of Formation of ARAMARK Uniform Services (Baltimore) LLC (incorporated by reference to Exhibit 3.197 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.198	Operating Agreement of ARAMARK Uniform Services (Baltimore) LLC (incorporated by reference to Exhibit 3.171 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.199	Certificate of Formation of ARAMARK Uniform Services (Carmelo) LLC (incorporated by reference to Exhibit 3.199 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.200	Operating Agreement of ARAMARK Uniform Services (Carmelo) LLC (incorporated by reference to Exhibit 3.200 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.201	Certificate of Formation of ARAMARK Uniform Services (Matchpoint) LLC (incorporated by reference to Exhibit 3.165 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.202	Operating Agreement of ARAMARK Uniform Services (Matchpoint) LLC (incorporated by reference to Exhibit 3.166 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.203	Certificate of Formation of ARAMARK Uniform Services (Midwest) LLC (Delaware) (incorporated by reference to Exhibit 3.167 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.204	Operating Agreement of ARAMARK Uniform Services (Midwest) LLC (Delaware) (incorporated by reference to Exhibit 3.168 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.205	Certificate of Formation of ARAMARK Uniform Services (Texas) LLC (incorporated by reference to Exhibit 3.169 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.206	Operating Agreement of ARAMARK Uniform Services (Texas) LLC (incorporated by reference to Exhibit 3.170 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.207	Certificate of Formation of ARAMARK Uniform Services (Rochester) LLC (incorporated by reference to Exhibit 3.171 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.208	Limited Liability Company Agreement of ARAMARK Uniform Services (Rochester) LLC (incorporated by reference to Exhibit 3.172 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.209	Certificate of Formation of ARAMARK Uniform Services (Santa Ana) LLC (incorporated by reference to Exhibit 3.173 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.210	Limited Liability Company Agreement of ARAMARK Uniform Services (Santa Ana) LLC (incorporated by reference to Exhibit 3.174 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.211	Certificate of Formation of ARAMARK Uniform Services (Syracuse) LLC (incorporated by reference to Exhibit 3.175 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.212	Limited Liability Company Agreement ARAMARK Uniform Services (Syracuse) LLC (incorporated by reference to Exhibit 3.176 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.213	Certificate of Formation of ARAMARK Uniform Services (West Adams) LLC (incorporated by reference to Exhibit 3.179 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.214	Operating Agreement of ARAMARK Uniform Services (West Adams) LLC (incorporated by reference to Exhibit 3.180 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.215	Certificate of Formation of ARAMARK WTC, LLC (incorporated by reference to Exhibit 3.215 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.216	Limited Liability Company Agreement of ARAMARK WTC, LLC (incorporated by reference to Exhibit 3.216 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.217	Articles of Amendment to the Articles of Incorporation of Brand Coffee Service, Inc. (incorporated by reference to Exhibit 3.217 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.218	By-laws of Brand Coffee Service, Inc. (incorporated by reference to Exhibit 3.218 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.219	Amended and Restated Certificate of Incorporation of COHR Holdings, Inc. (incorporated by reference to Exhibit 3.219 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.220	By-laws of COHR Holdings, Inc. (incorporated by reference to Exhibit 3.220 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.221	Restated Certificate of Incorporation of COHR, Inc. (incorporated by reference to Exhibit 3.221 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.222	By-laws of COHR, Inc (incorporated by reference to Exhibit 3.222 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

Exhibit No.	Description

3.223	Certificate of Incorporation of D.G. Maren II, Inc. (incorporated by reference to Exhibit 3.223 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.224	By-laws of D.G. Maren II, Inc. (incorporated by reference to Exhibit 3.224 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.225	Certificate of Incorporation of ARAMARK Venue Services, Inc. (incorporated by reference to Exhibit 3.181 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.226	By-laws of ARAMARK Venue Services, Inc. (incorporated by reference to Exhibit 3.182 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.227	Certificate of Incorporation of Delsac VIII, Inc. (incorporated by reference to Exhibit 3.183 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.228	By-laws of Delsac VIII, Inc. (incorporated by reference to Exhibit 3.184 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.229	Amended and Restated Certificate of Incorporation of Filterfresh Coffee Service, Inc. (incorporated by reference to Exhibit 3.229 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.230	By-laws of Filterfresh Coffee Services, Inc. (incorporated by reference to Exhibit 3.230 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.231	Certificate of Formation of Filterfresh Franchise Group, LLC (incorporated by reference to Exhibit 3.231 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.232	Limited Liability Company Agreement of Filterfresh Franchise Group, LLC (incorporated by reference to Exhibit 3.232 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.233	Certificate of Formation of Fine Host Holdings, LLC (incorporated by reference to Exhibit 3.185 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.234	Limited Liability Company Agreement of Fine Host Holdings, LLC (incorporated by reference to Exhibit 3.186 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.235	Articles of Organization of Genesis Technology Partners, LLC (incorporated by reference to Exhibit 3.235 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.236	Limited Liability Company Agreement of Genesis Technology Partners, LLC (incorporated by reference to Exhibit 3.236 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.237	Certificate of Incorporation of GTP Acquisition Co. (incorporated by reference to Exhibit 3.237 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

Exhibit No.	Description

3.238	By-laws of GTP Acquisition Co. (incorporated by reference to Exhibit 3.238 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.239	Certificate of Formation of Harrison Conference Associates, LLC (incorporated by reference to Exhibit 3.189 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.240	Limited Liability Company Agreement of Harrison Conference Associates, LLC (incorporated by reference to Exhibit 3.190 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.241	Certificate of Incorporation of Harrison Conference Center of Glen Cove, Inc. (incorporated by reference to Exhibit 3.191 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.242	By-laws of Harrison Conference Center of Glen Cove, Inc. (incorporated by reference to Exhibit 3.192 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.243	Articles of Incorporation of Harrison Conference Center of Lake Bluff, Inc. (incorporated by reference to Exhibit 3.193 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.244	By-laws of Harrison Conference Center of Lake Bluff, Inc. (incorporated by reference to Exhibit 3.194 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.245	Certificate of Organization of Harrison Conference Services of Massachusetts, LLC (incorporated by reference to Exhibit 3.195 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.246	Operating Agreement of Harrison Conference Services of Massachusetts, LLC (incorporated by reference to Exhibit 3.196 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.247	Articles of Organization of Harrison Conference Services of North Carolina, LLC (incorporated by reference to Exhibit 3.197 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.248	Operating Agreement of Harrison Conference Services of North Carolina, LLC (incorporated by reference to Exhibit 3.198 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.249	Certificate of Incorporation of Harrison Conference Services of Princeton, Inc. (incorporated by reference to Exhibit 3.199 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.250	By-laws of Harrison Conference Services of Princeton, Inc. (incorporated by reference to Exhibit 3.200 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.251	Certificate of Organization of Harrison Conference Services of Wellesley, LLC (incorporated by reference to Exhibit 3.201 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.252	Operating Agreement of Harrison Conference Services of Wellesley, LLC (incorporated by reference to Exhibit 3.202 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.253	Certificate of Formation of Harry M. Stevens, LLC (incorporated by reference to Exhibit 3.203 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.254	Operating Agreement of Harry M. Stevens, LLC (incorporated by reference to Exhibit 3.204 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.255	Certificate of Incorporation of Harry M. Stevens, Inc. of New Jersey (incorporated by reference to Exhibit 3.205 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.256	By-laws of Harry M. Stevens, Inc. of New Jersey (incorporated by reference to Exhibit 3.206 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.257	Articles of Incorporation of Harry M. Stevens, Inc. of Penn. (incorporated by reference to Exhibit 3.207 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.258	By-laws of Harry M. Stevens, Inc. of Penn. (incorporated by reference to Exhibit 3.208 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.259	Articles of Organization of Kowalski-Dickow Associates, LLC (incorporated by reference to Exhibit 3.209 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.260	Limited Liability Company Agreement of Kowalski-Dickow Associates, LLC (incorporated by reference to Exhibit 3.210 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.261	Articles of Organization-Conversion of L&N Uniform Supply, LLC (incorporated by reference to Exhibit 3.211 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.262	Operating Agreement of L&N Uniform Supply, LLC (incorporated by reference to Exhibit 3.212 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.263	Articles of Organization-Conversion of Lake Tahoe Cruises, LLC (incorporated by reference to Exhibit 3.213 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.264	Operating Agreement of Lake Tahoe Cruises, LLC (incorporated by reference to Exhibit 3.214 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.265	Certificate of Formation of Landy Textile Rental Services, LLC (incorporated by reference to Exhibit 3.215 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.266	Operating Agreement of Landy Textile Rental Services, LLC (incorporated by reference to Exhibit 3.216 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.267	Certificate of Formation of Lifeworks Restaurant Group LLC (incorporated by reference to Exhibit 3.267 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

Exhibit No.	Description

3.268	Operating Agreement of Lifeworks Restaurant Group, LLC (incorporated by reference to Exhibit 3.268 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.269	Amended and Restated Certificate of Incorporation of MPBP Holdings, Inc. (incorporated by reference to Exhibit 3.269 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.270	By-laws of MPBP Holdings, Inc. (incorporated by reference to Exhibit 3.270 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.271	Articles of Incorporation of MyAssistant, Inc. (incorporated by reference to Exhibit 3.217 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.272	By-laws of MyAssistant, Inc. (incorporated by reference to Exhibit 3.218 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.273	Certificate of Formation of New ARAMARK LLC (incorporated by reference to Exhibit 3.273 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.274	Limited Liability Company Agreement of New ARAMARK LLC (incorporated by reference to Exhibit 3.274 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.275	Certificate of Incorporation of Old Time Coffee Co. (incorporated by reference to Exhibit 3.275 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.276	By-laws of Old Time Coffee Co. (incorporated by reference to Exhibit 3.276 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.277	Articles of Incorporation of Overall Laundry Services, Inc. (incorporated by reference to Exhibit 3.219 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.278	By-laws of Overall Laundry Services, Inc. (incorporated by reference to Exhibit 3.220 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.279	Articles of Organization of Paradise Hornblower, LLC (incorporated by reference to Exhibit 3.221 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.280	Amended and Restated Operating Agreement of Paradise Hornblower, LLC (incorporated by reference to Exhibit 3.222 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.281	Restated Articles of Incorporation of Restaura, Inc. (incorporated by reference to Exhibit 3.223 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.282	By-laws of Restaura, Inc. (incorporated by reference to Exhibit 3.224 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

Exhibit No.	Description

3.283	Certificate of Formation of Potomac Coffee, LLC (incorporated by reference to Exhibit 3.283 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.284	Limited Liability Company Agreement of Potomac Coffee, LLC (incorporated by reference to Exhibit 3.284 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.285	Certificate of Incorporation of ReMedPar, Inc. (incorporated by reference to Exhibit 3.285 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.286	By-laws of ReMedPar, Inc. (incorporated by reference to Exhibit 3.286 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.287	Articles of Incorporation of Shoreline Operating Company, Inc. (incorporated by reference to Exhibit 3.227 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.288	By-laws of Shoreline Operating Company, Inc. (incorporated by reference to Exhibit 3.228 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.289	Certificate of Limited Partnership of Tahoe Rocket LP (incorporated by reference to Exhibit 3.229 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.290

Limited Partnership Agreement of Tahoe Rocket LP (incorporated by reference to Exhibit 3.230 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.291	Articles of Organization of Travel Systems, LLC (incorporated by reference to Exhibit 3.233 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.292	Operating Agreement of Travel Systems, LLC (incorporated by reference to Exhibit 3.234 to ARAMARK Corporation’s Form S-4 filed with the SEC on June 7, 2007, pursuant to the Exchange Act (file number 333-143569)).

3.293	Certificate of Incorporation of Van Houtte USA Holdings Inc. (incorporated by reference to Exhibit 3.293 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

3.294	By-laws of Van Houtte USA Holdings Inc. (incorporated by reference to Exhibit 3.294 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

4.1	Indenture, dated as of March 7, 2013, among ARAMARK Corporation, the guarantors named therein and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 7. 2013 pursuant to the Exchange Act (file number 001-04762)).

4.2	Registration Rights Agreement, dated as of March 7, 2013, among ARAMARK Corporation, the guarantors named therein, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers (incorporated by reference to Exhibit 4.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 7. 2013 pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

4.3	First Supplemental Indenture, dated as of December 17, 2013, among ARAMARK Holdings Corporation and The Bank of New York Mellon, as trustee. (incorporated by reference to Exhibit 4.3 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

4.4	Second Supplemental Indenture, dated as of December 17, 2013, among the entities listed in Schedule I thereto and The Bank of New York Mellon, as trustee. (incorporated by reference to Exhibit 4.4 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

5.1**	Opinion of Simpson Thacher & Bartlett LLP.

5.2**	Opinion of Stephen R. Reynolds, Executive Vice President, General Counsel and Secretary to ARAMARK Holdings Corporation.

10.1†	Employment Agreement dated November 2, 2004 between ARAMARK Corporation and Joseph Neubauer (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K/A filed with the SEC on November 8, 2004, pursuant to the Exchange Act (file number 001-04762)).

10.2†	Amendment, effective as of January 26, 2007, to the Employment Agreement dated November 2, 2004 between ARAMARK Corporation and Joseph Neubauer (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.3†	Amendment, effective as of November 15, 2007, to the Employment Agreement dated November 2, 2004 between ARAMARK Corporation and Joseph Neubauer (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 16, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.4†	Letter relating to Joseph Neubauer’s Employment Agreement dated November 14, 2008 (incorporated by reference to Exhibit 10.4 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.5†	Letter relating to Joseph Neubauer’s Employment Agreement dated May 7, 2012 (incorporated by reference to Exhibit 10.7 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.6†	Third Amendment dated as of November 14, 2012 to the Employment Agreement, dated as of November 2, 2004, as amended from time to time, between ARAMARK Corporation and Joseph Neubauer (incorporated by reference to Exhibit 10.4 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 19, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.7†	Letter Agreement dated May 7, 2012 between ARAMARK Corporation and Eric Foss (incorporated by reference to Exhibit 10.4 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.8†	Agreement Relating to Employment and Post-Employment Competition dated May 7, 2012 between ARAMARK Corporation and Eric Foss (incorporated by reference to Exhibit 10.5 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.9†	Amendment, effective as of June 25, 2013, to the Letter Agreement dated May 7, 2012 between ARAMARK Corporation and Eric Foss (incorporated by reference to Exhibit 10.6 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.10†	Form of Agreement Relating to Employment and Post-Employment Competition and Schedule 1 listing each Executive Officer who is a party to such Agreement (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on July 19, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.11†	Form of Amendment to Agreement Relating to Employment and Post-Employment Competition (incorporated by reference to Exhibit 10.8 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.12†	Agreement Relating to Employment and Post-Employment Competition dated November 14, 2007 between ARAMARK Corporation and Joseph Munnelly (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on February 6, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.13†	Agreement Relating to Employment and Post-Employment Competition dated November 8, 2004 between ARAMARK Corporation and Karen A. Wallace (incorporated by reference to Exhibit 10.21 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.14†	Offer Letter dated July 20, 2012 between ARAMARK and Stephen R. Reynolds (incorporated by reference to Exhibit 10.12 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.15†	Agreement Relating to Employment and Post-Employment Competition dated December 6, 2012 between ARAMARK Corporation and Stephen R. Reynolds (incorporated by reference to Exhibit 10.13 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.16†	Agreement Relating to Employment and Post-Employment Competition dated July 1, 2013 between ARAMARK Corporation and Christina Takoudes Morrison (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.17†	Form of Indemnification Agreement and attached schedule (incorporated by reference to Exhibit 10.4 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on August 10, 2005, pursuant to the Exchange Act (file number 001-04762)).

10.18†	Indemnification Agreement dated May 7, 2012 between Eric Foss and ARAMARK Corporation (incorporated by reference to Exhibit 10.6 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.19†	Indemnification Agreement dated December 15, 2011 between Joseph Munnelly and ARAMARK Corporation (incorporated by reference to Exhibit 10.13 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.20†	Indemnification Agreement dated December 12, 2012 between Karen A. Wallace and ARAMARK Corporation (incorporated by reference to Exhibit 10.21 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.21†	Indemnification Agreement dated December 12, 2012 between Stephen R. Reynolds and ARAMARK Corporation (incorporated by reference to Exhibit 10.22 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.22†	Indemnification Agreement dated February 4, 2014 between Daniel J. Heinrich and ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.1 to ARAMARK Holdings Corporation’s Quarterly Report on Form 10-Q filed with the SEC on February 5, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.23†	Indemnification Agreement dated February 4, 2014 between Stephen Sadove and ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.2 to ARAMARK Holdings Corporation’s Quarterly Report on Form 10-Q filed with the SEC on February 5, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.24†	Indemnification Agreement dated February 4, 2014 between Christina Morrison and ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.3 to ARAMARK Holdings Corporation’s Quarterly Report on Form 10-Q filed with the SEC on February 5, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.25†	Form of Performance Stock Unit Award Agreement (incorporated by reference to Exhibit 10.4 to ARAMARK Holdings Corporation’s Quarterly Report on Form 10-Q filed with the SEC on February 5, 2014, pursuant to the Exchange Act (file number 001-36223)).

10.26†	Fifth Amended and Restated ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan (incorporated by reference to Exhibit 10.22 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.27†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.5 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.28†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.29†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 16, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.30†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 1, 2010, pursuant to the Exchange Act (file number 001-04762)).

10.31†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on June 22, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.32†	Amendment to Outstanding Non-Qualified Stock Option Agreements dated March 1, 2010 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 1, 2010, pursuant to the Exchange Act (file number 001-04762)).

10.33†	Form of Amendment to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.4 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on June 22, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.34†	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.35†	Form of Non-Qualified Installment Stock Purchase Opportunity Agreement (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on June 22, 2011, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.36†	Form of Non-Qualified Installment Stock Purchase Opportunity Agreement (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.37†	Form of Non-Qualified Installment Stock Purchase Opportunity Agreement (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 19, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.38†	Form of Non-Qualified Stock Option Award Agreement (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.39†	Form of Time-Based Restricted Stock Unit Award Agreement with ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 00104762)).

10.40†	Form of Restricted Stock Award Agreement with ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.4 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.41†	Form of Replacement Stock Option Award Agreement with ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.5 to ARAMARK Corporation’s Current Report on Form 8K filed with the SEC on June 26, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.42†	Schedule 1s to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.18 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2009, pursuant to the Exchange Act (file number 001-04762)).

10.43†	Schedules 1 to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 1, 2010, pursuant to the Exchange Act (file number 001-04762)).

10.44†	New Schedule 1 to Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 18, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.45†	Revised Schedule 1s to outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 18, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.46†	New Schedule 1 to Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 19, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.47†	Revised Schedule 1s to outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 19, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.48†	Amended and Restated ARAMARK 2001 Stock Unit Retirement Plan (incorporated by reference to Exhibit 10.22 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 19, 2003, pursuant to the Exchange Act (file number 001-04762)).

10.49†	Second Amended and Restated ARAMARK Savings Incentive Retirement Plan (incorporated by reference to Exhibit 10.45 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

Exhibit No.	Description

10.50†	Form of Deferred Stock Unit Award Agreement (incorporated by reference to Exhibit 10.46 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.51†	ARAMARK 2001 Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Registration Statement on Form S-8 filed with the SEC on May 24, 2002, pursuant to the Securities Act (Registration No. 333-89120)).

10.52†	Second Amended and Restated ARAMARK 2005 Deferred Compensation Plan (incorporated by reference to Exhibit 10.48 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.53†	Amended and Restated ARAMARK Holdings Corporation Senior Executive Performance Bonus Plan (incorporated by reference to Exhibit 10.49 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.54†	Amended and Restated Executive Leadership Council Management Incentive Bonus Plan (2014) (incorporated by reference to Exhibit 10.50 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.55†	ARAMARK Holdings Corporation Hardship Stock Repurchase Policy (incorporated by reference to Exhibit 10.35 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.56†	Limited Liquidity Program (incorporated by reference to Exhibit 10.36 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.57†	Amended Survivor Income Protection Plan (incorporated by reference to Exhibit 10.5 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.58

Amended and Restated Stockholders Agreement, dated as of December 10, 2013, among ARAMARK Holdings Corporation and the other parties thereto (incorporated by reference to Exhibit 10.1 to ARAMARK Holdings Corporation’s Current Report on Form 8-K filed with the SEC on December 16, 2013, pursuant to the Exchange Act (file number 001-36223)).

10.59	Amended and Restated Registration Rights and Coordination Committee Agreement, dated as of December 10, 2013, among ARAMARK Holdings Corporation and the other parties thereto (incorporated by reference to Exhibit 10.2 to ARAMARK Holdings Corporation’s Current Report on Form 8-K filed with the SEC on December 16, 2013, pursuant to the Exchange Act (file number 001-36223)).

10.60	U.S. Pledge and Security Agreement, dated as of January 26, 2007, among ARAMARK Intermediate Holdco Corporation, RMK Acquisition Corporation, ARAMARK Corporation, the Subsidiary Parties from time to time party thereto and Citibank, N.A., as collateral agent (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.61	Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation, ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 31, 2010, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.62	Amendment Agreement No. 1, dated as of April 18, 2011, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 18, 2011, pursuant to the Exchange Act (file number 001-04762)).

10.63	Amendment Agreement No. 2, dated as of February 29, 2012, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 1, 2012, pursuant to the Exchange Act (file number 001-04672).

10.64	Amendment Agreement No. 3, dated as of December 20, 2012, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as amended by Amendment Agreement No. 1 dated as of April 18, 2011 and as amended by Amendment Agreement No. 2 dated as of February 29, 2012, by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.57 to the Company’s Annual Report on Form 10-K filed with the SEC on December 20, 2012, pursuant to the Exchange Act (file number 001-04762)).

10.65	Amendment Agreement No. 4, dated as of February 22, 2013, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as amended by Amendment Agreement No. 1 dated as of April 18, 2011, as amended by Amendment Agreement No. 2 dated as of February 29, 2012 and as amended by Amendment Agreement No. 3 dated as of December 20, 2012 by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 28, 2013, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.66	Amendment Agreement No. 5, dated as of March 22, 2013, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as amended by Amendment Agreement No. 1 dated as of April 18, 2011, as amended by Amendment Agreement No. 2 dated as of February 29, 2012, as amended by Amendment Agreement No. 3 dated as of April 20, 2012 and as amended by Amendment Agreement No. 4 dated as of February 22, 2013 by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 28, 2013, pursuant to the Exchange Act (file number 001-04762)).

10.67*	Amendment Agreement, dated as of February 24, 2014, to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as further amended and supplemented prior to the date of the Amendment Agreement by and among ARAMARK Corporation, ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GMBH & Co. KG, ARAMARK GMBH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein) and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, issuing bank and as LC facility issuing bank and the other parties thereto from time to time.

10.68	Assumption Agreement, dated as of March 30, 2007, relating to the Credit Agreement dated as of January 26, 2007 among ARAMARK Corporation, the other Borrowers and Loan Guarantors party thereto, the Lenders party thereto, Citibank, N.A., as administrative agent and collateral agent for the Lenders, and the other parties thereto from time to time (incorporated by reference to Exhibit 99.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.69	Joinder Agreement, dated as of December 17, 2013, between each New Subsidiary listed on Schedule I thereto and JPMorgan Chase Bank, N.A., as agent. (incorporated by reference to Exhibit 10.64 to ARAMARK Holdings Corporation’s Form S-4 filed with the SEC on December 17, 2013, pursuant to the Exchange Act (file number 333-192907)).

10.70	Amended and Restated Master Distribution Agreement effective as of March 5, 2011 between SYSCO Corporation and ARAMARK Food and Support Services Group, Inc. (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2011, pursuant to the Exchange Act (file number 001-04762)) (Portions omitted pursuant to a request for confidential treatment).

10.71*

Amendment Agreement to the Master Distribution Agreement dated as of November 25, 2006, between SYSCO Corporation and ARAMARK Food and Support Services Group, Inc., as amended and restated effective as of March 5, 2011. (Portions omitted pursuant to a request for confidential treatment).

10.72	Share Purchase Agreement among Veris plc, ARAMARK Ireland Holdings Limited, ARAMARK Investments Limited and ARAMARK Corporation dated October 2009 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 4, 2009, pursuant to the Exchange Act (file number 001-04762)).

10.73	Agreement and Plan of Merger by and among MPBP Holdings, Inc., ARAMARK Clinical Technology Services, LLC, RMK Titan Acquisition Corporation, ARAMARK Corporation and the stockholders of MPBP Holdings, Inc. party thereto dated March 18, 2011 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 24, 2011, pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.74†	ARAMARK 2005 Deferred Compensation Plan for Directors (incorporated by reference to Exhibit 10.67 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.75†	Revised Schedule 1s to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.68 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.76†	Form of Amendment to Outstanding Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.69 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.77†	ARAMARK Holdings Corporation 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.70 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.78†	Form of Non-Qualified Stock Option Award under 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.71 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.79†	Form of Restricted Stock Unit Award under 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.72 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

10.80†	Form of Deferred Stock Unit Award under 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.73 to ARAMARK Holdings Corporation’s Form S-1/A filed with the SEC on November 19, 2013, pursuant to the Exchange Act (file number 333-191057)).

12.1**	Ratio of Earnings to Fixed Charges.

21.1	List of subsidiaries of ARAMARK Holdings Corporation (incorporated by reference to Exhibit 21.1 to ARAMARK Holdings Corporation’s Form S-1 filed with the SEC on September 9, 2013, pursuant to the Exchange Act (file number 333-191057)).

23.1**	Consent of Independent Registered Public Accounting Firm—KPMG LLP.

23.2**	Consent of Independent Auditors—Deloitte Touche Tohmatsu LLC.

23.3**	Consent of Simpson Thacher & Bartlett LLP (included in exhibit 5.1).

23.4**	Consent of Stephen R. Reynolds, Executive Vice President, General Counsel and Secretary of ARAMARK Holdings Corporation (included in exhibit 5.2).

24.1**	Power of Attorney (included on the signature page hereto).

24.2*	Power of Attorney for Karen A. Wallace.

*	Filed herewith.
**	Previously filed.
†	Identifies exhibits that consist of a management contract or compensatory plan or arrangement.